UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant  ☒
Filed by a Party other than the Registrant  ☐
Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, For Use of the Commission Only (as Permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12
FRANKLIN BSP REALTY TRUST, INC.
(Name of Registrant as Specified in Its Charter)
(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)
Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11

April 19, 2023

Dear Fellow Stockholders:

You are cordially invited to attend the 2023 annual meeting of stockholders of Franklin BSP Realty Trust, Inc., a Maryland corporation (“FBRT” or “the Company”), which will be held on Wednesday, May 31, 2023, at 11:00 A.M. Eastern time. The meeting will be held in virtual meeting format.

The past year was an important one for FBRT. We posted strong results, continued to build a solid portfolio of commercial real estate loans, and strategically positioned ourselves with ample liquidity to take advantage of attractive future opportunities as they arise. We have also enhanced our corporate governance practices to protect stockholder interests.

We have a diversified portfolio of senior, floating rate loans with approximately 76% of the portfolio collateralized by multifamily properties. Our flexible balance sheet and diversified loan portfolio puts us in a position of strength moving into 2023. The leverage on our core book is approximately 2.5 times, which is amongst the lowest in our commercial mortgage REIT peer group. We have a strong history of credit performance and a rigorous underwriting process that we are continually looking to enhance. Our current dividend rate is approximately 9%, with fourth-quarter distributable earnings dividend coverage of 104%. Looking ahead, we believe we are well positioned to take advantage of new origination opportunities.

After listing our shares on the New York Stock Exchange in October of 2021, we liquidated and recycled the capital underlying approximately $7.0 billion of Adjustable-Rate Residential Mortgages that we inherited from our merger with Capstead Mortgage Corporation into our commercial real estate portfolio. Our loan commitments for the year totaled $2.3 billion at a weighted average spread of 462 basis points bringing our core portfolio to $5.3 billion in principal balance at year-end. We also issued two managed Collateralized Loan Obligations (“CLOs”) in 2022, raising over $2 billion and further increasing our non-recourse, non-market-to-market liability structure. We ended 2022 with an ample liquidity cushion with cash on hand and total liquidity of $179 million and $1 billion, respectively. We maintained our quarterly dividend level of $0.355, representing a yield of 9.0% based on December 31, 2022 book value.

Similar to how our business has evolved since FBRT went public, so too have our governance practices. Last year, based on stockholder feedback, we amended our bylaws to allow stockholders to amend our bylaws. In the fall of 2022, we announced the appointment of Joe Dumars as an independent director, effective January 1, 2023. As of the Annual Meeting, our Board will have seven directors and will be 86% independent. Out of our six independent director nominees, 50% are gender diverse or racially diverse. To further improve our governance profile, at this year’s Annual Meeting we are including a proposal asking stockholders to approve the elimination of the supermajority vote standard to amend certain provisions of our charter. We also will have a Say on Pay proposal on the ballot for the first time this year, which we intend to have on the ballot annually going forward. We have also made progress on a number of Environmental, Social, and Governance (“ESG”) fronts, most notably publishing our first sustainability fact sheet aligned with the Sustainability Accounting Standards Board (“SASB”) framework in 2022. Going forward, we intend to update this factsheet on an annual basis.

On behalf of the Board of Directors, I would like to express our sincere appreciation for your investment in FBRT. We value your input and continued support.

Sincerely, /s/ Richard J. Byrne
Richard J. Byrne
Chairman of the Board of Directors and Chief Executive Officer

FRANKLIN BSP REALTY TRUST	2023 PROXY STATEMENT

FRANKLIN BSP REALTY TRUST, INC.

1345 Avenue of the Americas, Suite 32A

New York, New York 10105

Notice of Annual Meeting of Stockholders

Proxy Statement Notice Information

Wednesday, May 31, 2023 at 11:00 A.M.	Virtual format only	Record Date Close of business April 10, 2023

To the Stockholders of Franklin BSP Realty Trust, Inc.:

We hereby notify you that Franklin BSP Realty Trust, Inc., a Maryland corporation (the “Company”) is holding its 2023 Annual Meeting of Stockholders (the “Annual Meeting”) on Wednesday, May 31, 2023, at 11:00 A.M. Eastern time. The Annual Meeting will be held in virtual format only. You can attend the Annual Meeting online, vote your shares electronically and submit your questions during the Annual Meeting, by visiting www.virtualshareholdermeeting.com/FBRT2023. You will need to have your control number included on your proxy card or the instructions that accompanied your proxy materials in order to join the Annual Meeting.

At the Annual Meeting, you will be asked to consider and vote upon (i) the election of seven members to the Board of Directors, (ii) an amendment to the Articles of Amendment and Restatement of the Company to eliminate supermajority voting requirements; (iii) the ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2023, (iv) an advisory vote on the compensation of the Company’s named executive officers, and (v) an advisory vote on the frequency of future advisory votes on the compensation of the Company’s named executive officers. The Company will also transact any other business that may properly come before the Annual Meeting and any adjournment thereof.

Our Board of Directors has fixed the close of business on April 10, 2023 as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting or any adjournment or postponement thereof. Record holders of shares of our common stock, par value $0.01 per share, and our Series H Convertible Preferred Stock, par value $0.01 per share, at the close of business on the record date are entitled to notice of and to vote at the Annual Meeting.

Stockholders, whether or not they expect to attend the meeting, are requested to authorize a proxy to vote their shares electronically via the Internet, by telephone or by completing and returning the proxy card if you requested paper copies of the Company’s proxy materials. Voting instructions are provided in the Notice of Internet Availability of Proxy Materials, or, if you requested paper copies, the instructions are printed on your proxy card and included in the accompanying proxy statement. Any person giving a proxy has the power to revoke it at any time prior to the meeting and stockholders who attend the meeting and who are eligible to vote may withdraw their proxies and vote in person.

By Order of the Board of Directors, /s/ Micah Goodman
Micah Goodman
General Counsel and Secretary
April 19, 2023

FRANKLIN BSP REALTY TRUST	2023 PROXY STATEMENT

PROXY SUMMARY

This summary contains highlights about the Company and the Annual Meeting. This summary does not contain all information that you should consider in advance of the Annual Meeting, and the Company encourages you to read the entire Proxy Statement and the Company’s 2022 Annual Report on Form 10-K carefully before voting.

2023 Annual Meeting of Stockholders

Date and Time: Wednesday, May 31, 2023 at 11:00 a.m. Eastern Time

Place: Virtual Format Only www.virtualshareholdermeeting.com/FBRT2023

Record Date: Close of Business April 10, 2023

☑

Voting:

Stockholders of record date are able to vote by internet at www.proxyvote.com/FBRT; telephone at 1-800-690-6903; mail by completing and returning their proxy card; and online at the Annual Meeting.

Voting Matters

	Board Recommendation	Page Number
Proposal 1: Election of Directors	FOR each nominee	9
Proposal 2: Amendment to the Articles of Amendment and Restatement of the Company (the “Charter”) to eliminate supermajority voting requirements	FOR	40
Proposal 3: Ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2023	FOR	42
Proposal 4: Advisory vote on the compensation of the Company’s named executive officers	FOR	45
Proposal 5: Advisory vote on the frequency of future advisory votes on the compensation of the Company’s named executive officers	Every Year	46

Participating in the Annual Meeting

The virtual meeting will be available to stockholders across the globe via any Internet-connected device and has been designed to provide the same rights to participate as you would have at an in-person meeting, including providing opportunities to vote and ask questions. This approach is sensitive to any public health and travel concerns, aligns with the Company’s broader sustainability goals and reduces costs for both the Company and its stockholders.

You are entitled to participate, vote and ask questions at the Annual Meeting by visiting www.virtualshareholdermeeting.com/FBRT2023.

Voting Stockholders may vote by:

Internet www.proxyvote.com/FBRT

Telephone 1-800-690-6903

Mail complete, sign and return proxy card

Online attend Annual Meeting virtually Information www.virtualshareholdermeeting.com /FBRT2023

FRANKLIN BSP REALTY TRUST	1	2023 PROXY STATEMENT

PROXY HIGHLIGHTS

2022 Financial Highlights

Annual dividend, paid quarterly, of $1.42 delivering a yield of ~9% on 12/31/22 book value	Total loan commitments of $2.3B at a weighted average spread of 462 bps

Issued two managed CLOs, raising over $2.0B	Commercial real estate portfolio ended 2022 at $5.3B in principal balance spread over 161 loans

Produced full year GAAP and Distributable Earnings ROE* of (0.3)% and 6.6%, respectively	Ended 2022 with total liquidity of $1.0B

Corporate Governance Highlights

Adoption of director and officer stock ownership guidelines in 2022

86% of Board nominees are independent	Lead Independent Director

43% of Board nominees are gender or racially diverse	Majority vote standard with resignation policy and annual election of directors

Annual Board and committee evaluations	Say on Pay proposal on the ballot this year

Corporate Social Responsibility Highlights

Corporate Environmental Policy adopted	Published inaugural SASB report

ESG oversight provided by the Nominating and Corporate Governance Committee	Anti-Bribery and Anti-Corruption Policy adopted

Regular stockholder engagement on ESG and related matters	Political and Charitable Contributions Policy adopted

*Please use the Appendix to this proxy statement for a reconciliation of non-GAAP financial measures to our results as reported under GAAP.

FRANKLIN BSP REALTY TRUST	2	2023 PROXY STATEMENT

Code of Ethics	44

Hedging and Pledging Policy	44

Proposal No. 4 - Advisory Vote on the Compensation of our Named Executive Officers	45

Proposal No. 5 - Advisory Vote on the Frequency of Future Advisory Votes on the Compensation of our Named Executive Officers	46

Other Matters Presented for Action at the 2023 Annual Meeting	47

Stockholder Proposals for the 2024 Annual Meeting	48

Appendix	A-1

FRANKLIN BSP REALTY TRUST, INC.

1345 Avenue of the Americas, Suite 32A

New York, New York 10105

PROXY STATEMENT FOR

2023 ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD May 31, 2023

This proxy statement is being furnished by and on behalf of the board of directors of Franklin BSP Realty Trust, Inc., a Maryland corporation, (“the Company”, “FBRT”, “we”, “us” or “our”), in connection with the solicitation of proxies to be voted at the Company’s 2023 Annual Meeting of Stockholders (the “Annual Meeting”) and at any adjournment or postponement thereof. We are furnishing the proxy materials for the Annual Meeting electronically using the Internet through the mailing to our stockholders of a Notice of Internet Availability of Proxy Materials, or the Notice and Access Card. The proxy statement, proxy card and our 2022 annual report to stockholders will be distributed or made available to stockholders of record on or about April 19, 2023.

Important Notice Regarding the Availability of Proxy Materials

for the Annual Stockholders Meeting to be Held on Wednesday, May 31, 2023

This Proxy Statement, the Notice of Annual Meeting and our 2022 Annual Report are available at:

www.ProxyVote.com/FBRT

In addition, any stockholder may request to receive proxy materials electronically by email on an ongoing basis. Choosing to receive proxy materials by email saves the Company the cost of printing and mailing documents to stockholders and will reduce the impact of annual meetings on the environment. A stockholder’s election to receive proxy materials by email will remain in effect until the stockholder terminates it.

***

Certain statements in our proxy statement, other than purely historical information, are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements are based on current expectations and assumptions of management that are subject to risks and uncertainties that may cause actual results to differ materially from our expectations. Our forward-looking statements are subject to various risks and uncertainties, including but not limited to the risks and important factors contained and identified in our filings with the SEC, including our Annual Report on Form 10-K for the fiscal year ended December 31, 2022, any of which could cause actual results to differ materially from the forward-looking statements. The forward-looking statements included in this proxy statement are made only as of the date hereof. Please see “Forward-Looking Statements” in the 2022 annual report for more information.

FRANKLIN BSP REALTY TRUST	1	2023 PROXY STATEMENT

Q&A

INFORMATION ABOUT THE MEETING AND VOTING

What is the date of the Annual Meeting and where will it be held?

The Annual Meeting will be held on Wednesday, May 31, 2023, commencing at 11:00 A.M. Eastern time. The Annual Meeting will be held in virtual format only.

Why did I receive a notice in the mail regarding the Internet availability of proxy materials instead of a paper copy of proxy materials?

The United States Securities and Exchange Commission (the “SEC”) has approved “Notice and Access” rules relating to the delivery of proxy materials over the Internet. These rules permit us to furnish proxy materials, including this proxy statement and our annual report, to our stockholders by providing access to such documents on the Internet instead of mailing printed copies. Most stockholders will not receive paper copies of the proxy materials unless they request them. Instead, the Notice and Access Card, which will be mailed to our stockholders, provides instructions regarding how you may access and review all of the proxy materials on the Internet. The Notice and Access Card also instructs you as to how you may authorize your proxy via the Internet or by telephone. If you would like to receive a paper or email copy of our proxy materials, you should follow the instructions for requesting such materials printed on the Notice and Access Card.

Can I vote my shares by filling out and returning the Notice and Access Card?

No. The Notice and Access Card identifies the items to be voted on at the Annual Meeting, but you cannot vote by marking the Notice and Access Card and returning it. The Notice and Access Card provides instructions on how to authorize your proxy via the Internet or by telephone or vote in person at the Annual Meeting or to request a paper proxy card, which will contain instructions for authorizing a proxy by the Internet, by telephone or by returning a signed paper proxy card.

How can I participate at the virtual Annual Meeting?

The Annual Meeting will be conducted via live webcast. You are entitled to participate in the Annual Meeting only if you were a stockholder as of the close of business on April 10, 2023 or if you hold a valid proxy for the Annual Meeting.

You may attend the annual meeting live online at www.virtualshareholdermeeting.com/FBRT2023. If you virtually attend the annual meeting you can vote your shares electronically, and submit your questions during the annual meeting. To participate in the Annual Meeting, you will need the 16-digit control number included on your proxy card or on the voter instruction form that accompanied your proxy materials.

The meeting webcast will begin promptly at 11:00 a.m. Eastern Time on May 31, 2023. Online access will begin at 10:45 a.m. Eastern Time, and we encourage you to access the meeting prior to the start time.

Will I be able to participate in the online annual meeting on the same basis I would be able to participate in a live annual meeting?

Yes. We designed the format of the online annual meeting to ensure that our stockholders who attend our annual meeting will be afforded the same rights and opportunities to participate as they would at an in-person meeting and to enhance stockholder access, participation and communication through online tools.

If you were a stockholder as of the close of business on April 10, 2023 and access the Annual Meeting using the 16-digit control number included on your proxy card or on the voter instruction form that accompanied your proxy materials, you can submit questions electronically at the Annual Meeting during the webcast. During the live Q&A session of the meeting, members of our executive leadership team and our Chairman of the Board will answer questions as they come in, as time permits. To ensure the meeting is conducted in a manner that is fair to all stockholders, the Chairman (or such other person

FRANKLIN BSP REALTY TRUST	2	2023 PROXY STATEMENT

designated by our Board) may exercise broad discretion in recognizing stockholders who wish to participate, the order in which questions are asked and the amount of time devoted to any one question. We reserve the right to edit or reject questions we deem profane or otherwise inappropriate.

What will I be voting on at the Annual Meeting?

At the Annual Meeting, you will be asked to:

1.	elect seven directors for a term of one year, until our 2024 annual meeting of stockholders and until their successors are duly elected and qualify;

2.	approve the amendment of the Charter to eliminate supermajority voting requirements;

3.	ratify the appointment of Ernst & Young LLP (“EY”) as the Company’s independent registered public accounting firm for the year ending December 31, 2023;

4.	approve an advisory vote on the compensation of our named executive officers;

5.	vote on the frequency of future advisory votes on the compensation of our named executive officers;

6.	consider and act on such matters as may properly come before the Annual Meeting and any adjournment thereof.

The Board of Directors does not know of any matters that may be considered at the Annual Meeting other than the matters set forth above.

Who can vote at the Annual Meeting?

The record date for the determination of holders of shares of our common stock, par value $0.01 per share (“Common Stock”), and shares of our Series H Convertible Preferred Stock, par value $0.01 per share (“Series H Preferred Stock”), entitled to notice of and to vote at the Annual Meeting, or any adjournment or postponement of the Annual Meeting, is the close of business on April 10, 2023. As of the record date, approximately 82,532,026 shares of our Common Stock and 17,950 shares of our Series H Preferred Stock were issued and outstanding and entitled to vote at the Annual Meeting. Holders of shares of Series H Preferred Stock are entitled to vote on an as-converted basis on each matter upon which the holders of Common Stock are entitled to vote, voting together as a single class. Each share of Series H Preferred Stock is currently convertible into 299.2 shares of Common Stock.

How many votes do I have?

Each share of Common Stock entitles the holder to one vote on each matter considered at the Annual Meeting or any adjournment or postponement thereof. Each share of Series H Preferred Stock entitles the holder to 299.2 votes (rounded down to the nearest whole number) on each matter considered at the Annual Meeting or any adjournment or postponement thereof.

How may I vote?

You may vote electronically during the Annual Meeting on the virtual meeting website, or by proxy. The Notice and Access Card provides instructions on how to authorize your proxy via the Internet or by telephone or vote electronically at the annual meeting or to request a paper proxy card, which will contain instructions for authorizing a proxy by the Internet, by telephone or by returning a signed paper proxy card by mail.

Stockholders may vote during the Annual Meeting by following the instructions available on the meeting website during the meeting. Please see “How can I participate at the virtual Annual Meeting” above for instructions on how to participate in the virtual meeting. If they request paper copies of the proxy materials, stockholders may submit their votes by proxy by mail by completing, signing, dating and returning their proxy card in the enclosed envelope. Stockholders also have the following two options for authorizing a proxy to vote their shares:

•	via the Internet at www.proxyvote.com/FBRT at any time prior to 11:59 p.m. Eastern Time on May 30, 2023; or

•	by telephone, by calling 1-800-690-6903 at any time prior to 11:59 p.m. Eastern Time on May 30, 2023.

FRANKLIN BSP REALTY TRUST	3	2023 PROXY STATEMENT

Even if you plan to attend the virtual Annual Meeting, we encourage you to authorize a proxy to vote your shares via the Internet or telephone beforehand, a convenient means of authorizing a proxy that also provides cost savings to us that benefit you as a stockholder. In addition, when you authorize a proxy to vote your shares via the Internet or by telephone prior to the Annual Meeting date, your proxy authorization is recorded immediately, and there is no risk that postal delays will cause your vote by proxy to arrive late and, therefore, not be counted. For further instructions on authorizing a proxy to vote your shares, see your proxy card. If you attend the virtual Annual Meeting, you may submit your vote electronically, and any previous votes that you submitted by mail or authorized by Internet or telephone will be superseded by the vote that you cast at the Annual Meeting.

How will proxies be voted?

Shares represented by valid proxies will be voted at the Annual Meeting in accordance with the directions given. If your proxy card is signed and returned without any directions given, the shares will be voted “FOR” (i) the election of seven director nominees named in this proxy statement for a term of one year, until our 2024 annual meeting of stockholders and until their successors are duly elected and qualify; (ii) the amendment to the Charter to eliminate supermajority voting requirements; (iii) the ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2023, and (iv) the advisory vote on the compensation of our named executive officers, and “EVERY YEAR” for the frequency of future advisory votes on the compensation of our named executive officers.

The Board does not intend to present, and has no information indicating that others will present, any business at the Annual Meeting other than as set forth in the attached Notice of Annual Meeting of Stockholders and this proxy statement. However, if other matters requiring the vote of our stockholders come before the Annual Meeting, it is the intention of the persons named in the proxy to vote the proxies held by them in their discretion.

How can I change my vote or revoke a proxy?

You have the unconditional right to revoke your proxy at any time prior to the voting thereof by (i) submitting a later-dated proxy either by telephone, via the Internet or in the mail to our proxy solicitor at the following address: Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717; or (ii) by voting electronically at the virtual Annual Meeting. No written revocation of your proxy shall be effective, however, unless and until it is received at or prior to the Annual Meeting.

What if I return my proxy card but do not mark it to show how I am voting?

If your proxy card is signed and returned without any direction given, your shares will be voted as recommended by the Board.

What vote is required to approve each item?

There is no cumulative voting in the election of our directors. Under our bylaws, a nominee for director in an uncontested election shall be elected to our Board if the votes cast for such nominee’s election exceed the votes cast against such nominee’s election. Each share of our voting stock may be voted for as many individuals as there are directors to be elected and for whose election the share is entitled to be voted. Abstentions and broker non-votes will count toward the presence of a quorum but are not considered to be votes “cast” and will have no effect on the election of our directors.

For the proposal to amend the Charter to eliminate supermajority voting requirements, the affirmative vote of the holders of not less than two-thirds of the shares then outstanding and entitled to vote at the Annual Meeting is required to approve the proposal. Abstentions and broker non-votes will have the effect of a vote “against” the proposal.

The proposal to ratify the appointment of EY as the Company’s independent registered public accounting firm requires the affirmative vote of at least a majority of all the votes cast on the proposal. Abstentions will count towards the presence of a quorum but will have no effect on the proposal. Because the proposal to ratify the appointment of EY as the Company’s independent registered public accounting firm is considered to be a “routine” matter under New York Stock Exchange (“NYSE”) rules, we do not expect there to be any broker non-votes on that proposal.

The advisory vote to approve the compensation of the Company’s named executive officers requires the affirmative vote of at least a majority of all the votes cast on the proposal. Abstentions and broker non-votes will count toward the presence of a quorum but are not considered to be votes “cast” and will have no effect on the proposal.

FRANKLIN BSP REALTY TRUST	4	2023 PROXY STATEMENT

Because the advisory vote on the frequency of future advisory votes the compensation of the Company’s named executive officers on provides stockholders with the option to vote to hold an advisory vote once every one, two, or three years, an affirmative majority of the votes cast on the proposal may not be reached for any of the frequency options presented. Accordingly, a plurality of the votes cast for the proposal will be considered the stockholders’ preferred frequency for holding future advisory votes to approve the compensation of the Company’s named executive officers. Abstentions and broker non-votes will not affect the outcome of the vote.

For each of the proposals, holders of the Series H Preferred Stock and holders of the Common Stock shall be deemed to vote together as a single class.

What is a “broker non-vote”?

A “broker non-vote” occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power for that particular item and has not received instructions from the beneficial owner. Brokerage firms have the authority under NYSE rules to cast votes on certain “routine” matters if they do not receive instructions from their customers. The ratification of the appointment of EY as the Company’s independent registered public accounting firm is considered a “routine” matter for which brokerage firms may vote shares for which they did not receive instructions from beneficial owners. All other items on this year’s ballot are “non-routine” matters under the NYSE rules for which brokers may not vote absent voting instructions from the beneficial owner.

Are stockholders entitled to appraisal rights in connection with any of the proposals?

None of the proposals, if approved, entitle stockholders to appraisal rights under Maryland law or the Company’s Charter.

What constitutes a “quorum”?

The presence at the Annual Meeting, in person or represented by proxy, of stockholders entitled to cast a majority of all the votes entitled to be cast at the Annual Meeting constitutes a quorum. Abstentions and broker non-votes will be counted as present for the purpose of establishing a quorum.

Will you incur expenses in soliciting proxies?

We will pay all of the costs of soliciting these proxies. We have engaged Broadridge Investor Communication Solutions, Inc. (“Broadridge”) to, among other things, assist us in distributing proxy materials and soliciting proxies. We expect to pay Broadridge aggregate fees of approximately $27,500 to distribute and solicit proxies plus other fees and expenses for other services related to this proxy solicitation, including distributing proxy materials; disseminating brokers’ search cards; distributing proxy materials; operating online and telephone voting systems; and receiving of executed proxies. In compliance with the regulations of the SEC, we will also reimburse brokerage houses and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses to the extent they forward proxy and solicitation materials to our stockholders. Our directors and officers and employees of affiliates of our advisor, Benefit Street Partners L.L.C. (the “Advisor”), may also solicit proxies on our behalf in person, via the Internet, by telephone or by any other electronic means of communication we deem appropriate, for which they will not receive any additional compensation.

Is this Proxy Statement the only way that proxies are being solicited?

No. In addition to our mailing proxy solicitation material, our directors and officers and employees of Broadridge and affiliates of the Advisor may also solicit proxies in person, via the Internet, by telephone or by any other electronic means of communication we deem appropriate.

What does it mean if I receive more than one proxy card or Notice of Internet Availability of Proxy Materials?

Some of your shares may be registered differently or held in a different account and/or you may hold shares of Common Stock and Preferred Stock. You should authorize a proxy to vote the shares in each of your accounts and all classes of securities held by mail, by telephone or via the Internet. If you mail proxy cards, please sign, date and return each proxy card to guarantee that all of your shares are voted. If you hold your shares in registered form and wish to combine your stockholder accounts in the future, you should call our Investor Relations department at (844) 785-4393. Combining accounts reduces excess printing and mailing costs, resulting in cost savings to us that benefit you as a stockholder.

FRANKLIN BSP REALTY TRUST	5	2023 PROXY STATEMENT

What if I receive only one set of proxy materials although there are multiple stockholders at my address?

The SEC has adopted a rule concerning the delivery of documents filed by us with the SEC, including proxy statements and annual reports. The rule allows us and brokers to send a single set of proxy materials, including proxy statements and notices, to any household at which two or more stockholders reside if they share the same last name or we reasonably believe they are members of the same family. This procedure is referred to as “Householding.” This rule benefits both you and us. It reduces the volume of duplicate information received at your household and helps us reduce expenses.

We will promptly deliver, upon written or oral request, a copy of our 2022 annual report or this proxy statement, as applicable, to a stockholder at a shared address to which a single copy was previously delivered. If your household received a single set of disclosure documents for this year, but you would prefer to receive your own copy, you may direct requests for separate copies by calling our Investor Relations department at (212) 588-6761 or by mailing a request to Franklin BSP Realty Trust, Inc., 1345 Avenue of the Americas, Suite 32A, New York, New York 10105, Attention: Investor Relations. Likewise, if your household currently receives multiple sets of notices or disclosure documents and you would like to receive one set, please contact us.

Where can I find more information?

You may access, read and print copies of the proxy materials for this year’s Annual Meeting, including this Proxy Statement, form of proxy card, and annual report to stockholders, at the following website: www.proxyvote.com/FBRT.

You can request a paper or electronic copy of the proxy materials, free of charge:

•	via Internet, at www.proxyvote.com/FBRT;

•	via telephone, at (800) 579-1639; or

•	via e-mail, at sendmaterial@proxyvote.com.

We also file annual, quarterly and current reports, proxy statements and other information with the SEC. You may read and copy any reports, statements or other information we file with the SEC on the web site maintained by the SEC at www.sec.gov.

FRANKLIN BSP REALTY TRUST	6	2023 PROXY STATEMENT

CORPORATE GOVERNANCE

Investor Stewardship Group Principles

FBRT’s practices align with the Investor Stewardship Group’s (“ISG”) corporate governance framework for U.S. – listed companies, as described below.

ISG Principles	FBRT Practice

Principle 1: Boards are accountable to stockholders

All directors stand for election annually

Majority voting standard in uncontested director elections, with mandatory resignation policy

Stockholders are entitled to recommend director candidates to the Nominating and Corporate Governance Committee

Principle 2: Stockholders should be entitled to voting rights in proportion to their economic interest	No dual-class share structure One vote per share structure

Principle 3: Boards should be responsive to stockholders and be proactive in order to understand their perspectives

Regular stockholder engagement on business, governance, and ESG matters

Added a Management Say on Pay proposal to the ballot in 2023 based on stockholder feedback

Added a qualified director from an underrepresented community to our Board of Directors

In 2022, amended bylaws to allow stockholders to amend the bylaws, and in 2023, proposed charter amendment to eliminate the supermajority requirement to amend certain provisions of the charter

Board considers annual voting results and ongoing investor engagement feedback in setting company policies and strategy

Principle 4: Boards should have a strong, independent leadership structure

Lead Independent Director with clearly defined responsibilities

All Committees are chaired by Independent Directors and are 100% independent

Independent Director-only executive session at every regular Board meeting

FRANKLIN BSP REALTY TRUST	7	2023 PROXY STATEMENT

Principle 5: Boards should adopt structures and practices that enhance their effectiveness

Annual Board and Committee evaluation process

Directors possess deep and diverse set of skills and experience relevant to oversight of our strategy

Board composition reflects broad range of relevant perspectives, skills and knowledge including gender, racial and ethnic diversity: 43% of our Board nominees are gender or racially diverse

86% of the Board nominees are independent

In 2022, each director attended at least 75% of the meetings of the Board and the Committees on which he or she served

Principle 6: Boards should develop management incentive structures that are aligned with the long-term strategy of the company

Management Say on Pay included on the ballot

The Compensation Committee oversees and reports to the Board on the assessment and mitigation of risks associated with the Company’s and the Advisor’s compensation policies and practices and incentive compensation arrangements

Equity awards granted to executive officers subject to three-year vesting periods

Adopted stock ownership requirements for executive officers

Advisor’s incentive fee tied directly to stockholder returns

FRANKLIN BSP REALTY TRUST	8	2023 PROXY STATEMENT

PROPOSAL NO. 1—ELECTION OF DIRECTORS

The Board ultimately is responsible for the management and control of our business and operations. The Board, including our independent directors, is responsible for monitoring and supervising the performance of our day-to-day operations by our Advisor. Directors are elected annually by our stockholders, and there is no limit on the number of times a director may be elected to office. Each director serves for a term of one year until the next annual meeting of stockholders or (if longer) until his or her successor is duly elected and qualifies. The Company’s charter and bylaws provide that the number of directors may be fixed by a resolution of the Board; provided, however, that the number of directors shall never be less than three. The number of directors on the Board is currently fixed at eight, although the Board’s size will be fixed at seven effective as of the Annual Meeting.

The proxy holder named on the proxy card intends to vote “FOR” the election of each of the seven nominees. If you do not wish your shares to be voted “FOR” particular nominees, please identify the exceptions in the designated space provided on the proxy card or, if you are authorizing a proxy to vote your shares by telephone or the Internet, follow the instructions provided when you authorize a proxy. Under our bylaws, a nominee for director in an uncontested election shall be elected to our Board if the votes cast for such nominee’s election exceed the votes cast against such nominee’s election. Each share of our voting stock may be voted for as many individuals as there are directors to be elected and for whose election the share is entitled to be voted. For purposes of the election of directors, abstentions and broker non-votes will count toward the presence of a quorum but are not considered to be votes “cast” and will have no effect on the election of our directors.

We know of no reason why any nominee would be unable to serve if elected. If, at the time of the Annual Meeting, one or more of the nominees should become unable to serve, shares represented by proxies will be voted for the remaining nominees and for any substitute nominee or nominees designated by the Board. No proxy will be voted for a greater number of persons than the number of nominees described in this proxy statement.

Nominees

The table set forth below lists the name and age of each nominee as of the date of this Proxy Statement and the position and office that each nominee currently holds with the Company. Each is currently a director of the Company who was elected by the Company’s stockholders at the 2022 annual meeting, with the exception of Joe Dumars, who joined the Board on January 1, 2023 and is standing for election for the first time.

Name*	Age	Position
Richard J. Byrne	62	Chairman of the Board of Directors and Chief Executive Officer
Pat Augustine	60	Director
Joe Dumars	59	Director
Jamie Handwerker	62	Director, Compensation Committee Chair
Peter J. McDonough	64	Director, Nominating and Corporate Governance Committee Chair
Buford H. Ortale	61	Director, Audit Committee Chair
Elizabeth K. Tuppeny	62	Lead Independent Director

As noted above, the Board appointed Mr. Dumars as a director effective January 1, 2023, based on the recommendation of the Nominating and Corporate Governance Committee. Prior to recommending Mr. Dumars, the Nominating and Corporate Governance Committee developed and considered a list of potential nominees. The candidate list comprised suggestions from other directors. Mr. Byrne’s suggestions included Mr. Dumars.

In evaluating Ms. Handwerker’s nomination, the Nominating and Corporate Governance Committee and the Board considered that Ms. Handwerker received approximately 80% of the votes cast at our 2022 annual meeting of stockholders, which was below the average of our other directors and below the support she has historically received. We believe this difference was attributable to Ms. Handwerker serving as the chair of the Compensation Committee and the Company’s decision not to provide for a “say on pay” vote at the 2022 Annual Meeting. The Company did not provide for a “say on pay” vote last year because there was no compensation of named executive officers in 2021 and thus nothing for stockholders to vote on. The Company does not believe this will be an issue this year as the Company did pay executive compensation in 2022 and as a result is including a “say on pay” vote at the Annual Meeting (Proposal 4).

FRANKLIN BSP REALTY TRUST	9	2023 PROXY STATEMENT

Business Experience of Nominees

The name, principal occupation for the last five years, selected biographical information and the period of service as our director of each of the nominees are set forth below. Full biographical data is available on our website at www.fbrtreit.com under the “Governance” tab.

Richard Byrne Chairman of the Board and CEO Director Since: 2016 Age: 62	Committees None

Relevant Experience

2013-Present: Benefit Street Partners

•   President

•   In his role as President, he serves as CEO and Chairman of: Franklin BSP Realty Trust., Franklin BSP Lending Corp., and Franklin BSP Capital Corp.

1999-2013: Deutsche Bank

•   2008-2013: Chief Executive Officer, Deutsche Bank Securities, Inc.

•   2006-2013: Global Co-Head of Capital Markets at Deutsche Bank

•   2001-2010: Member of the Global Banking Executive Committee and the Global Markets Executive Committee

1985-1999: Merrill Lynch & Co.

•   Global Co-Head of the Leveraged Finance Group and Global Head of Credit Research

Qualifications:

Mr. Byrne’s current and prior experience as a director and Chief Executive Officer of the Company, and his significant investment banking experience in real estate finance make him well-qualified to serve as a member of our Board.

Current Public Company Boards:

Wynn Resorts, Ltd.

Affiliated, Non-Listed BDC Boards*:

Franklin BSP Lending Corp.

Franklin BSP Capital Corp.

Previous Public Company Boards:

MFA Financial, Inc.

* Affiliated non-traded Business Development Companies (“BDCs”) regulated under the Investment Company Act of 1940 that are managed by the Advisor.

Pat Augustine Independent Director Director Since: 2021 Age: 60	Committees Compensation, Nominating and Corporate Governance

Relevant Experience

2011-2019: Meridian Enterprises

•   Founder

•   Built, owned, and operated Planet Fitness franchises before selling to a private equity firm

2009-2011: Swiss RE Insurance Asset Management

•   Head of Structured Product and Credit Portfolio Management

1996-2007: NationsBank (predecessor to Bank of America)

•   Head of sales, trading, and research for structured products

1985-1996: Salomon Brothers

•   Mortgage-backed securities trader

Qualifications:

Mr. Augustine’s experience founding a company and his tenure in the financial industry, specifically his experience in both residential and commercial real estate, make him a valuable asset to the Board.

Previous Public Company Boards:

Capstead Mortgage Corporation

FRANKLIN BSP REALTY TRUST	10	2023 PROXY STATEMENT

Joe Dumars Independent Director Director Since: 2023 Age: 59	Committees Audit, Nominating and Corporate Governance

Relevant Experience

2022-Present: National Basketball Association (“NBA”)

•   EVP and Head of Basketball Operations

2020-2022: Sacramento Kings NBA franchise

•   Chief Strategy Officer

2017-2019: Independent Sports & Entertainment, LLC

•   President of Basketball Division

1999-2014: Detroit Pistons NBA Franchise

•   President of Basketball Operations

1985-1999: Detroit Pistons

•   Professional basketball player

•   Six-time NBA All-Star

Qualifications:

Mr. Dumars is an experienced executive, owner, and operator of multiple businesses with a track record of accomplishments based on individual contribution, leadership and team building. Mr. Dumars’ operational expertise and experience in corporate strategy development and human capital management make him well qualified to serve as a member of our Board.

Jamie Handwerker Independent Director Director Since: 2016 Age: 62	Committees Audit, Compensation (Chair), Nominating and Corporate Governance

Relevant Experience

2016 - Present: KSH Capital

•   Partner

•   Real estate investment firm established to provide entrepreneurs with capital and expertise to grow their platform

2002 - 2016 Cramer Rosenthal McGlynn (CRM) LLC

•   Senior Vice President, Principle, and Portfolio Manager for Windridge Partners

2000 - 2002: ING Furman Selz Asset Management

•   Managing Director and Portfolio Manager

•   Launched Windridge Partners, a long/short US equity hedge fund focused on real estate and consumer companies

1994-2000: ING Barings and Furman Selz, LLC (predecessor of ING Barings)

•   Managing Director and Senior Equity Research Analyst (Sell-Side)

•   Exclusively focused on real estate companies, including the REIT industry

Qualifications:

Ms. Handwerker’s extensive experience in real estate, asset management, and portfolio management make her well qualified to serve as a member of our Board.

Current Public Company Boards:

Lexington Realty Trust

FRANKLIN BSP REALTY TRUST	11	2023 PROXY STATEMENT

Peter J. McDonough Independent Director Director Since: 2016 Age: 64	Committees Audit, Compensation, Nominating and Corporate Governance

Relevant Experience

2018-2022: Trait Biosciences

•   Chief Executive Officer

•   Trait Biosciences is a biotechnology research organization developing Intellectual Property associated with the formulation of CBD Health & Wellness Products.

2006-2015: Diageo

•   President, Chief Marketing and Innovation Officer

2004-2006: Procter & Gamble

•   Vice President of European Marketing overseeing the brand marketing function for Duracell Batteries and Braun Appliances

2002-2004: University of Canterbury, Graduate School of Commerce

•   University lecturer and management consultant

1994-2002: Gillette

•   Vice President of North American Marketing

•   Launched industry leading brands such as Mach3 Turbo and Venus Razors.

1990-1994: Black & Decker

•   Director of North American Marketing

•   Launched the DeWalt Power Tool Company.

Qualifications:

Mr. McDonough brings innovative thinking to transform business performance from diverse experiences leading global organizations in industries such as Biotechnology, Personal Care Products, Consumer Appliances, Power Tools and Beverage Alcohol. In his diverse career, Peter has served as a senior leader in seven different industries, gaining cultural insights from global professional experiences. We believe Mr. McDonough’s extensive experience as an executive officer and/or director and his significant business accomplishments make him well qualified to serve as a member of our Board.

Current Public Company Boards:

The Splash Beverage Group

FRANKLIN BSP REALTY TRUST	12	2023 PROXY STATEMENT

Buford H. Ortale Independent Director Director Since: 2016 Age: 61	Committees Audit (Chair), Compensation, Nominating and Corporate Governance

Relevant Experience

2018-Present: NTR

•   Partner

•   NTR is a private equity firm focused on the energy space

2010-Present: Armour Capital Management, LP

•   Partner

•   Armour is the external manager of a residential mortgage REIT with over $8 billion in assets

1996-Present: Sewanee Ventures

•   Founder and Manager

•   Sewanee Ventures is a private investment vehicle focused on investments in real estate, venture capital, and private equity

1993-1996: NationsBanc (Bank of America)

•   Founder and Managing Director of the High Yield Bond Group

1987-1991: Merrill Lynch Merchant Banking Group

•   Vice President of High Yield Sales

Qualifications:

Mr. Ortale’s expertise include investments in startup venture backed companies, LBO’s, real estate development and acquisitions and private debt. We believe Mr. Ortale’s extensive experience as a private equity investor and banker make him well qualified to serve as a member of our Board of Directors.

Current Public Company Boards:

Waitr Holdings, Inc.

Elizabeth K. Tuppeny Lead Independent Director Director Since: 2013 Age: 62	Committees Audit, Compensation, Nominating and Corporate Governance

Relevant Experience

1993-Present: Domus, Inc.

•   Founder and Chef Executive Officer

•   Domus works at the C-Suite level with clients such as Chevron; Citibank; ConAgra; Diageo; DuPont; Epson; Mattel; Merck; Merrill Lynch; Procter & Gamble; Ralph Lauren and Westinghouse

1992-1993: Earle Palmer Brown

•   Executive Vice President of Business Development

1984-1992: Weightman Advertising

•   Senior Vice President

Qualifications:

Ms. Tuppeny has 30 years of experience in the branding and advertising industries, with a focus on Fortune 50 companies. We believe that Ms. Tuppeny’s experience as a Chief Executive Officer and an independent director of multiple companies, as well as her track record in evaluating real estate business development applications, make her well qualified to serve on our Board.

Current Public Company Boards:

Healthcare Trust, Inc

New York City REIT, Inc

Previous Public Company Boards:

American Realty Capital Trust IV

THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THE ELECTION OF EACH OF THE DIRECTOR NOMINEES NAMED ABOVE, EACH TO SERVE UNTIL THE 2024 ANNUAL MEETING OF STOCKHOLDERS AND UNTIL THEIR SUCCESSORS ARE DULY ELECTED AND QUALIFY.

FRANKLIN BSP REALTY TRUST	13	2023 PROXY STATEMENT

DIRECTOR COMPENSATION

The following table sets forth information regarding fees earned by our non-management directors during the fiscal year ended December 31, 2022. Mr. Byrne, our Chief Executive Officer, received no compensation for serving as a director. Mr. Dumars was appointed to the Board effective January 1, 2023 and therefore received no compensation in 2022.

Name	Fees Paid in Cash	Stock Awards(1)		Total

Elizabeth K. Tuppeny	$175,000	$50,000		$225,000

Buford H. Ortale	162,500	50,000		212,500

Peter J. McDonough	162,500	50,000		212,500

Jamie Handwerker	162,500	50,000		212,500

Pat Augustine	135,000	83,200	(2)	218,200

Gary Keiser	135,000	83,200	(2)	218,200

Michelle P. Goolsby(3)	60,000	33,200	(2)	93,200

(1)

All directors except Ms. Goolsby received an annual grant of restricted stock under the Company’s Amended and Restated Employee and Director Incentive Restricted Share Plan. For 2022, the grant date fair value of the shares of restricted stock granted to the independent directors under the annual grant was $50,000, or $14.33 per share, determined as of the grant date on June 29, 2022 and in accordance with the ASC Stock Compensation topic. As of December 31, 2022, each of the directors included in the table above (except for Ms. Goolsby) held 3,489 unvested shares of restricted stock, all from the 2022 annual grant.

(2)

Messrs. Augustine and Keiser and Ms. Goolsby joined the Board in October 2021. In February 2022 the Compensation Committee approved a restricted stock grant of 2,403 shares with a grant-date fair value of $33,200 to each of Messrs. Augustine and Keiser and Ms. Goolsby, which represented a pro-rated amount of the prior year’s $50,000 annual director stock grant based on their time of service on the Board. The grants vested on June 3, 2022.

(3)	Ms. Goolsby’s term as a director ended at the Annual Meeting of Stockholders on June 29, 2022.

In the summer of 2022, the Compensation Committee undertook an analysis of the Company’s compensation program for non-management directors, and with the advice of the Committee’s compensation consultant, Pearl Meyer, the Compensation Committee approved certain changes to the program to better align with market practices. The Compensation Committee approved an overall increase of $35,000 in annual base compensation for the independent directors, taking effect starting in the second half of 2022. The following tables sets forth the terms of our current non-management director compensation program:

Annual Director Cash Retainer	$110,000

Committee Fees (Cash)	$20,000 for the chairs of the Audit Committee, Nominating and Corporate Governance Committee and Compensation Committee; and $10,000 for each member of a committee who is not serving as a chair.

Lead Independent Director Supplemental Fee (Cash)	$30,000

Annual Equity Award	On the date of the annual meeting of stockholders, each non-management director receives an annual grant of $85,000 in restricted shares of Common Stock based on the closing price of our Common Stock on the date of grant. The restricted shares vest on the anniversary of the grant date.

Expense Reimbursement	All non-management directors also receive reimbursement of reasonable out of pocket expenses incurred in connection with attendance at meetings of our Board of Directors.

FRANKLIN BSP REALTY TRUST	14	2023 PROXY STATEMENT

BOARD OF DIRECTORS AND COMMITTEES

Information About the Board of Directors and its Committees

The Board ultimately is responsible for the management and control of our business and operations. We have no employees and have retained the Advisor to manage our day-to-day operations. The Advisor is a wholly-owned subsidiary of Franklin Resources, Inc., which, together with its various subsidiaries, operates as Franklin Templeton.

Our Board currently has eight members and is comprised of Messrs. Byrne, Augustine, Dumars, McDonough, Keiser, and Ortale and Mses. Handwerker and Tuppeny. Mr. Keiser is not standing for re-election and his term will expire at the Annual Meeting. The Nominating and Corporate Governance Committee of the Board considers and makes recommendations to the Board concerning the appropriate size and needs of the Board and considers and recommends to the Board candidates to fill vacancies on the Board.

The Board held a total of thirteen meetings during the fiscal year ended December 31, 2022. Each director attended at least 75% of the meetings of the Board and the Board committees on which he or she served during 2022. The Board does not have a formal policy relating to director attendance at our annual meetings of stockholders. Six of our seven directors who were then on the Board attended the 2022 annual meeting of stockholders.

The Board currently has three standing committees: the Audit Committee, the Nominating and Corporate Governance Committee and the Compensation Committee, the members of which are all independent directors. The current written charters for each of the standing committees, as well as our Corporate Governance Guidelines, Code of Ethics and certain other corporate governance information are available on our website, www.fbrtreit.com, under the “Governance Documents” tab by selecting “Governance.”

How Directors are Selected, Elected and Evaluated

The Nominating and Corporate Governance Committee is responsible for reviewing, on an annual basis, the requisite skills and characteristics of individual Board members, as well as the organization, function and composition of the Board as a whole, in the context of the needs of the Company. The Nominating and Corporate Governance Committee reviews all nominees for director in accordance with criteria established by the Nominating and Corporate Governance Committee and the requirements and qualifications contained in the Company’s Corporate Governance Guidelines and will recommend that the Board nominate or elect those nominees whose attributes it believes would be most beneficial to the Company. The reviews involve an assessment of the personal qualities and characteristics, accomplishments and business reputation of each nominee. The Nominating and Corporate Governance Committee may consider such criteria as the committee shall deem appropriate, which may include, without limitation:

•	personal and professional integrity, ethics and values;

•	experience in corporate management, such as serving as an officer or former officer of a publicly held company;

•	commercial real estate and finance experience;

•	experience as a board member of another publicly held company;

•	diversity of both background and experience, including diversity of gender, race, ethnicity, religion, nationality, disability, sexual orientation, or cultural background;

•	practical and mature business judgment, including ability to make independent analytical inquiries;

•	the nature of and time involved in a director’s service on other boards or committees;

•	NYSE rules applicable to directors, including rules regarding independence, and

FRANKLIN BSP REALTY TRUST	15	2023 PROXY STATEMENT

•	with respect to any person already serving as a director, the director’s past attendance at meetings and participation and contribution to the activities of the Board.

The Nominating and Corporate Governance Committee identifies potential nominees by seeking input from fellow directors, executive officers, professional recruitment firms and stockholders and stakeholders. The Nominating and Corporate Governance Committee’s evaluation process does not vary based on whether a candidate is recommended by a stockholder, although in addition to taking into consideration the needs of the Board and the qualifications of the candidate, the committee may also consider the number of shares held by the recommending stockholder and the length of time that such shares have been held by such stockholder.

The Board will consider candidates nominated by stockholders provided that the stockholder submitting a nomination has complied with procedures set forth in the bylaws. See “Stockholder Proposals for the 2024 Annual Meeting” for additional information regarding stockholder nominations of director candidates.

The Board believes that diversity is an important attribute of the members who comprise our Board and that the members should represent an array of backgrounds and experiences, including racial, ethnic and gender diversity.

The overall diversity of the Board is a significant consideration in the nomination process as well as our annual evaluation process of board effectiveness and composition with our Nominating and Corporate Governance Committee. As a result of a comprehensive Board skills and member composition exercise undertaken by the Nominating and Corporate Governance Committee in 2022, the Board has improved the diversity of its membership. Twenty-nine percent of our Board nominees identify as diverse in terms of gender identity, and 14% of our Board nominees identify as diverse in terms of race, bringing overall diversity of gender and racial diversity to 43%. We are pleased with the progress we have made on diversity and our Board and Nominating and Corporate Governance Committee continue to prioritize diversity and thoroughly integrate diversity into discussions on Board composition.

Director Independence

Under our Corporate Governance Guidelines and NYSE rules, a majority of our directors must be “independent.” A director is not independent unless the Board affirmatively determines that he or she does not have a “material relationship” with us and the director must meet the bright-line test for independence set forth by the NYSE rules. A relationship with the Advisor or an affiliate thereof (other than service as an independent director or trustee for another company managed by the Advisor) is treated as a relationship with the Company. Our Corporate Governance Guidelines also require all members of the Audit Committee, the Compensation Committee and the Nominating and Corporate Governance Committee to be “independent” directors. Based upon its review, the Board has affirmatively determined that each of Messrs. Augustine, Dumars, Keiser, McDonough and Ortale, and each of Mses. Handwerker and Tuppeny is independent under all applicable criteria for independence set forth in the listing standards of the NYSE, including with respect to committee service. In making its independence determinations, the Board considered and reviewed all information known to it, including information identified through directors’ questionnaires. There are no familial relationships between any of our directors and executive officers.

FRANKLIN BSP REALTY TRUST	16	2023 PROXY STATEMENT

Director Skills

Effective as of the Annual Meeting, the Board will consist of seven directors. As described above, the Nominating and Corporate Governance Committee evaluates all director nominees in accordance with the criteria and qualifications contained in the committee’s charter as well as the Corporate Governance Guidelines. The Company is confident that its director nominees are well qualified and experienced, collectively possessing a strong mix of expertise to oversee the Company’s strategy and generate long-term value for stockholders. Listed below are core skills and experiences valuable for our Board to possess:

Skills Distribution

CEO/Executive Management Experience:

Directors who possess experience in leading their organizations, providing practical experience to the Board into navigating complex issues and making strategic decisions.

Strategy Development and Implementation Experience:

Directors with expertise in developing and overseeing the implementation of an organization’s long-term strategy, as well as navigating any hurdles or unforeseen circumstances.

Operations Experience: Directors with a background in overseeing the management of an organization’s operations, including expertise in areas such as process optimization and quality control.

M&A/Capital Markets Experience:

Directors with experience in strategic planning and business development with direct responsibility for and/or overseeing collaborations and deals, including mergers, acquisitions, divestitures, joint ventures and other partnerships.

Corporate Governance/Regulatory Experience:

Directors who possess experience on public company boards and have a deep appreciation for the dynamics between a board, management, and a company’s stockholders, along with an understanding of important legal and compliance matters.

Risk Management Experience:

Directors with expertise in identifying, managing and mitigating risks, such as cybersecurity and information security risks, and providing valuable insight into the Board’s role in risk oversight.

REIT/Real Estate Industry Experience:

Directors with knowledge of and experience in the real estate and REIT industries, providing valuable insights into the industry and potential issues, opportunities and emerging trends.

Financial/Accounting Experience:

Directors with deep financial literacy and understanding of capital markets, financing, funding operations and accounting, bringing valuable insights to financial reporting, capital allocation, and other key financial decisions the Board plays a role in.

ESG Experience: Directors who possess experience with evolving social and environmental issues, such as human capital and sustainability.

Marketing/Communications Experience:

Directors who have expertise in leading and executing marketing and communications strategies, as well as enhancing a company’s reputation with its key stakeholders.

FRANKLIN BSP REALTY TRUST	17	2023 PROXY STATEMENT

Leadership Structure of the Board of Directors

Richard J. Byrne currently serves as our Chairman of the Board and our Chief Executive Officer. As Chief Executive Officer, Mr. Byrne is responsible for the daily operations of the Company and implementing the Company’s business strategy. The Board believes that because the Chief Executive Officer is ultimately responsible for ensuring the successful operation of the Company and its business, which is also the main focus of the Board’s deliberations, the Chief Executive Officer is the most qualified director to act as chairman. The Board may modify this structure to best address the Company’s circumstances for the benefit of its stockholders when appropriate.

The Board has appointed Elizabeth K. Tuppeny as the lead independent director of the Company. The Board has appointed a lead independent director to provide an additional measure of balance, ensure the Board’s independence and enhance the Board’s ability to fulfill its management oversight responsibilities.

The lead independent director chairs meetings or executive sessions of the independent directors, reviews and comments on Board’s meeting agendas, represents the views of the independent directors to management, facilitates communication among the independent directors and between management and the independent directors, and acts as a liaison with service providers, officers, attorneys and other directors generally between meetings, has the authority to call meetings of the independent directors, and otherwise assumes such responsibilities as may be assigned to her by the Board. The Company compensates Ms. Tuppeny for acting as lead independent director.

The Company’s management believes that having a majority of independent, experienced directors, including a lead independent director with specified responsibilities on behalf of the Board, provides the right leadership structure for the Company and is best for the Company and its stockholders at this time.

FRANKLIN BSP REALTY TRUST	18	2023 PROXY STATEMENT

Oversight of Risk Management

The Board has an active role in overseeing the management of risks applicable to the Company. While management is responsible for the day-to-day risk management processes, the Board’s role is:

Full Board

•   Oversees risk management for the Company through its approval of the investment policy and significant originations and investments and indebtedness and its general oversight of Board committees, the Company, its executive officers and the Advisor.

•   Keeps informed of our business by participating in meetings of our Board, by receiving regular reports from Board committees, by reviewing analyses, reports and other materials provided to them by and through discussions with our Advisor and our executive officers.

Audit

Committee

•   Oversees management’s programs and policies to identify, assess, manage, mitigate and monitor significant business risks of the Company, including financial, operational, cybersecurity and information technology, business continuity, legal, regulatory and reputational risks.

•   Oversees management’s risk assessment, management, mitigation and monitoring decisions, practices and activities, including the steps management has taken to monitor and control the Company’s major financial risk exposures.

Compensation

Committee

•   Oversees and reports to the Board on the assessment and mitigation of risks associated with the Company’s and the Advisor’s compensation policies and practices.

•   Administers the Company’s annual equity award program for executive officers and Advisor employees who provide substantial services to the Company.

•   Appoints and oversees the work of its compensation consultants and other advisors retained by it.

Nominating and Corporate

Governance Committee

•   Reviews and approves any transactions with affiliated parties and addresses other conflicts of interest between the Company and its subsidiaries, on the one hand, and the Advisor or its respective affiliates, on the other hand.

•   Assists our Board with assessing risks associated with board organization, membership and structure, succession planning and corporate governance.

ESG Oversight

Our Nominating and Corporate Governance Committee oversees corporate social responsibility, sustainability and related matters and evaluates best practices. In 2022, we released our Corporate Environmental Policy, which outlines our commitment to operate in an environmentally responsible manner that promotes energy conservation and waste reduction. We have also instituted Director and Executive Officer Stock Ownership Guidelines and Political and Charitable Contribution Guidelines.

FRANKLIN BSP REALTY TRUST	19	2023 PROXY STATEMENT

Spotlight on Cybersecurity

As noted above, our Audit Committee is charged with overseeing the Company’s management of cybersecurity risk. The Audit Committee reviews, discusses with management, and oversees the Company’s privacy, information technology and security and cybersecurity risk exposures, including:

•   The potential impact of those exposures on the Company’s business, financial results, operations and reputation;

•   The programs and steps implemented by management to monitor and mitigate any exposures;

•   The Company’s information governance and information security policies and programs; and

•   Major legislative and regulatory developments that could materially impact the Company’s privacy, data security and cybersecurity risk exposure.

The Board is proud that we have not experienced any material cybersecurity breaches over the past three years.

Committee Membership

The following table summarizes the membership of the proposed Board and each of the Board’s standing committees as of the Annual Meeting.

Director	Audit Committee	Compensation Committee	Nominating and Corporate Governance Committee
Richard J. Byrne
Pat Augustine		✓	✓
Joe Dumars	✓		✓
Jamie Handwerker	✓	Chair	✓
Peter J. McDonough	✓	✓	Chair
Buford H. Ortale	Chair	✓	✓
Elizabeth K. Tuppeny	✓	✓	✓

Audit Committee

Members: Buford H. Ortale (chair) Joe Dumars Jamie Handwerker Peter J. McDonough Elizabeth K. Tuppeny Meetings in FY’22: 4

Roles and Responsibilities:

•  Assist the Board in undertaking and fulfilling its responsibilities in monitoring:

¡   the Company’s financial reporting process;

¡   the integrity of the Company’s financial statements;

¡   the Company’s compliance with legal and regulatory requirements;

¡   the independence and qualifications of the Company’s independent and internal auditors, as applicable;

¡   the performance of the Company’s independent and internal auditors, as applicable;

¡   the performance of the Company’s systems of internal control over financial reporting and disclosure controls and procedures; and

¡   the Company’s risk assessment, risk management and risk mitigation policies and programs, including matters relating to privacy and cybersecurity.

•  Mr. Ortale and Ms. Handwerker are each qualified as an “audit committee financial expert” as defined in Item 407(d)(5) of Regulation S-K and the rules and regulations of the SEC. Each member of the Audit Committee is “independent” and qualified for audit committee service within the meaning of the applicable (i) provisions set forth in the Audit Committee charter, (ii) requirements set forth in the Exchange Act, and (iii) the rules and regulations of the SEC.

FRANKLIN BSP REALTY TRUST	20	2023 PROXY STATEMENT

The Compensation Committee

Members: Jamie Handwerker (chair) Pat Augustine Peter J. McDonough Buford H Ortale Elizabeth K. Tuppeny Meetings in FY’22: 6

Roles and Responsibilities:

•  Review, determine and implement the Company’s compensation philosophy and the compensation of executive officers, including to:

¡   review and approve corporate goals and objectives relevant to the compensation of the Chief Executive Officer, evaluate the Chief Executive Officer’s performance in light of those goals and objectives and determine and approve the Chief Executive Officer’s compensation based on the Compensation Committee’s evaluation, and

¡   approve the compensation of all other executive officers;

•  Administer the Company’s equity and other incentive compensation plans and make recommendations to the Board regarding the adoption of or any amendment to the Company’s incentive-compensation and equity-based plans;

•  Determine from time to time the remuneration for the Company’s directors; and

•  Otherwise carry out the duties and responsibilities set forth in the charter and any other responsibilities or duties that the Board may assign to the Compensation Committee from time to time.

•  All Compensation Committee members meet the independence criteria set forth in the listing standards of the NYSE.

Nominating and Corporate Governance Committee

Members: Peter J. McDonough (chair) Pat Augustine Joe Dumars Jamie Handwerker Buford H. Ortale Elizabeth K. Tuppeny Meetings in FY’22: 5

Roles and Responsibilities:

•  Identify individuals qualified to become Board members, consistent with criteria approved by the Board, and recommend to the Board for selection director nominees for election at annual meetings of stockholders (or special meetings of stockholders at which directors are to be elected);

•  Develop and recommend to the Board a set of Corporate Governance Guidelines applicable to the Company and appropriate amendments thereto;

•  Oversee and advise the Board with respect to the Company’s corporate governance matters, including Board and committee structure and composition and the Company’s corporate governance policies and practices;

•  Oversee the evaluation of the Board, its committees and the Company’s management;

•  Oversee and advise the Board with respect to the Company’s corporate social responsibility and sustainability and related matters (ESG), and review related developments in legislation, regulation, public policy and trends;

•  Assist the Board and the Chairperson of the Company in overseeing the development of executive succession plans; and

•  Assist the Board in resolving conflict of interest situations and transactions between the Company, on the one hand, and any of the Advisor, a director, an officer or any affiliate thereof, on the other hand. See “Certain Relationships And Related Transactions.”

FRANKLIN BSP REALTY TRUST	21	2023 PROXY STATEMENT

OTHER CORPORATE GOVERNANCE PRINCIPLES

Stock Ownership Guidelines

In November 2022, the Nominating and Corporate Governance Committee adopted stock ownership guidelines applicable to the Company’s executive officers and non-management directors in order to further align the long-term interests of our executive officers and non-management directors with those of our stockholders. In each case, Common Stock owned directly and indirectly (if the participant has an economic interest in the shares), and shares underlying unvested time-based restricted stock and/or restricted stock units count towards satisfaction of the ownership requirements.

Non-Management Directors

Under the guidelines, each non-management director is expected to own a number of shares of the Company’s Common Stock equal to at least three times the average number of shares granted to such non-management director through annual equity awards over the prior three years. In each case, the grant amounts shall be reduced by the number of shares withheld or sold to cover withholding or other taxes associated with the award, and may be adjusted for stock splits, stock distributions, combinations, and similar events. These multiples must be achieved by five years from the date of appointment to the Board.

As of December 31, 2022, all non-management directors were in compliance with the stock ownership requirements or were on track to meet the ownership requirements within the requisite time period.

Executive Officers

Under the guidelines, the Chief Executive Officer of the Company is expected to own a number of shares of the Company’s Common Stock equal to at least three times the average number of shares granted to the Chief Executive Officer through annual equity awards over the prior three years, and the other executive officers of the Company should each have an ownership in the Company’s Common Stock equal to at least two times the average number of shares granted to such executive officer through annual equity awards over the prior three years. In each case, the grant amounts shall be reduced by the number of shares withheld or sold to cover withholding or other taxes associated with the award, and may be adjusted for stock splits, stock distributions, combinations, and similar events. These multiples must be achieved by the later of the third anniversary of the adoption of these guidelines or three years from the date of appointment.

As of December 31, 2022, all of the Company’s executive officers were in compliance with the stock ownership requirements or were on track to meet the ownership requirements within the requisite time period.

Environmental Sustainability

The Nominating and Corporate Governance Committee oversees the Company’s ESG policies and initiatives, including climate-related matters. In addition, the Company has in place a Corporate Environmental Policy in which the Company details its focus on minimizing its environmental impact and creating a company culture that heightens an awareness of the importance of preserving the environment and conserving energy and natural resources.

The Company is proud to conduct its commercial real estate lending and business practices in such a way that is aligned with the United Nations Principles for Responsible Investment (the “PRI”), demonstrating its commitment to expanded disclosure and an investment approach that integrates ESG factors into decisions.

FRANKLIN BSP REALTY TRUST	22	2023 PROXY STATEMENT

Political and Charitable Contributions

Our Nominating and Corporate Governance Committee oversees the Company’s political and charitable contributions and other public policy matters. In order to facilitate accountability and informed decision-making with respect to the Company’s political contributions, the Nominating and Corporate Governance Committee has adopted Political and Charitable Contributions Guidelines that apply to contributions or expenditures of corporate funds to various political entities, charitable organizations, and certain causes. Any political or charitable contributions in excess of $10,000 must be approved by the Nominating and Corporate Governance Committee and all political and charitable contributions must be approved by the Chief Executive Officer. All contributions are required to be reported quarterly to the Nominating and Corporate Governance Committee.

The Company made no political contributions during the fiscal year ended December 31, 2022.

Legal Proceedings

Franklin BSP Realty Trust, Inc. takes great pride in its compliance program with respect to regulations related to its business, including its lending activities to both new and existing borrowers. The Company has not been party to any material legal or regulatory proceedings related to its business practices and has not sustained any monetary losses associated with anti-competitive behavior, malpractice, insider trading, market manipulation, fraud, anti-trust, marketing, or other related financial industry laws.

For additional information, please reference our Annual Report on Form 10-K and Quarterly Reports on Form 10-Q.

Director Continuing Education

Our Board recognizes the importance of continuing education for our directors and is committed to providing such education to improve the performance of our board and its committees. Our executive officers assist in identifying and advising our directors about opportunities for continuing education including trainings provided by independent third parties.

Service on Other Boards

The Company values the experience directors bring from other boards on which they serve and other activities in which they participate, but recognizes that those boards and activities may also present demands on a director’s time and availability and may present conflicts or legal issues, including independence issues. Our Corporate Governance Guidelines provide that directors should advise the Chair of the Nominating and Corporate Governance Committee and the Chief Executive Officer before accepting a nomination or appointment to membership on other boards of directors or any Audit Committee or other significant committee assignment on any other board of directors, or establishing other significant relationships with businesses, institutions, governmental units or regulatory entities, particularly those that may result in significant time commitments or a change in the director’s relationship to the Company. Other directorships and commitments should not interfere with a director’s obligations to the Board, and our Corporate Governance Guidelines provide that no director may simultaneously serve as a director of more than four additional publicly-traded companies. Members of the Audit Committee should not serve on more than two publicly-traded company Audit Committees (in addition to our Audit Committee) unless (i) the Board determines that such service will not impair the member’s ability to serve on the Audit Committee and (ii) the Company discloses such determination either on or through its website or in its annual proxy statement. In addition, directors who serve as Chief Executive Officer, or in equivalent positions, generally should not serve on more than two publicly-traded company boards in addition to the Company’s Board.

Majority Vote Standard and Director Resignation Policy

Under our bylaws, a nominee for director in an uncontested election shall be elected to our Board if the votes cast for such nominee’s election exceed the votes cast against such nominee’s election. In the case of a contested election, directors shall be elected by a plurality of the votes.

FRANKLIN BSP REALTY TRUST	23	2023 PROXY STATEMENT

Our Corporate Governance Guidelines provide that if a nominee for election as a director who is already serving as a director is not elected pursuant to the majority voting standard set forth in the Company’s bylaws, the director shall tender his or her resignation to the Board. The Nominating and Corporate Governance Committee, or such other committee as designated by the Board, will make a recommendation to the Board on whether to accept or reject the resignation, or whether other action should be taken. The Board will act on the committee’s recommendation and publicly disclose its decision and the rationale behind it within 90 days from the date of the certification of the election results. The Nominating and Corporate Governance Committee, in making its recommendation, and the Board, in making its decision, each may consider any factors and other information that they consider appropriate and relevant. The director who tenders his or her resignation will not participate in the Board’s decision. If such director’s resignation is not accepted by the Board, such director shall continue to serve until his or her successor is duly elected, or until his or her earlier resignation or removal. If the Board accepts a director’s resignation pursuant to this policy, or if a nominee for director is not elected and the nominee is not an incumbent director, then the Board may fill the resulting vacancy pursuant to the Company’s bylaws.

In addition, pursuant to our Corporate Governance Guidelines, every director must notify the Board of his or her retirement, any change in employer, any other significant change in professional roles and responsibilities and any actual or potential conflict of interest. The Board shall determine the action, if any, to be taken.

Board Evaluation Process

The Nominating and Corporate Governance Committee coordinates an annual self-evaluation of the Board’s performance as well as the performance of each committee of the Board. The full Board and each committee discuss the results. The self-evaluation includes having each director complete open-ended questionnaires designed to solicit candid feedback about the performance of the Board and each applicable committee, followed by an individual interview with each director conducted by the Lead Independent Director to discuss any additional feedback or perspectives. The Nominating and Corporate Governance Committee then reviews the results of the evaluations in private session with the Lead Independent Director, and reports the results to the full Board, including any areas in which the Board or management believes the Board can make a better contribution to the Company. The Nominating and Corporate Governance Committee also utilizes the results of this self-evaluation process in assessing and determining the characteristics and critical skills required of prospective candidates for election to the Board and making recommendations to the Board with respect to assignments of Board members to various committees.

Executive Sessions

At meetings of both the Board and the Board committees, the Company’s independent directors meet in regular executive sessions in which members of management do not participate. These sessions typically occur in conjunction with regularly scheduled Board or committee meetings. The Lead Independent Director chairs executive sessions of the Board.

FRANKLIN BSP REALTY TRUST	24	2023 PROXY STATEMENT

Stockholder Engagement

Why We Engage We make a conscious effort to engage with our stockholders both during and outside the proxy season in order to have a better understanding of their perspectives on our Company.

i

How We Engage

Regularly attending investor conferences and holding one-on-one meetings and calls with stockholders and potential investors. As a result of our outreach efforts, our Chairman, Lead Independent Director, and the Chairman of the Nominating and Corporate Governance Committee had conversations with several of our largest institutional stockholders in early 2023 to engage on Environmental, Social and Governance-related matters.

i

Topics Discussed • Our business, financial and operating performance and strategies; • Our corporate governance practices and executive compensation; and • Our corporate social responsibility journey.

During our stockholder engagement efforts in 2022 and our analysis of our 2022 annual meeting’s vote results, two specific topics we received feedback from our stockholders on was including a Management Say on Pay proposal on our ballot in the future and adding a diverse director from an underrepresented community to our Board. In our 2023 engagement efforts to date, stockholders have given us positive feedback on a number of topics, including:

•

Corporate Governance Practices: Stockholders appreciated that we amended our bylaws to permit stockholders to amend our bylaws and that we are proposing to eliminate the supermajority vote standard to amend certain provisions of our charter. Stockholders also were pleased with our intention to include a Say on Pay proposal on the ballot this year, which we intend to do annually going forward.

•

Diversity and Inclusion: Stockholders welcomed our appointment of Joe Dumars as an independent director, effective January 1, 2023. As of the Annual Meeting, the Board consists of seven directors and will be 86% independent. Out of the six independent nominees, 50% are gender diverse or racially diverse.

•

Sustainability: Stockholders appreciated the progress we made on a number of ESG items in 2022, including publishing our first sustainability fact sheet in accordance with the Sustainability Accounting Standards Board (“SASB”). We also released our Corporate Environmental Policy, outlining our commitment to operate in an environmentally responsible manner.

Communications with the Board of Directors

Any interested parties, including stockholders of the Company, desiring to communicate with the Chairman, the Lead Independent Director, the other non-management directors or an individual director regarding the Company may directly contact such directors by delivering such correspondence to the Company in care of Franklin BSP Realty Trust, Inc., 1345 Avenue of the Americas, Suite 32A, New York, NY 10105, Attention: Micah Goodman, Secretary. The sender should indicate in the address whether it is intended for the entire Board, the Chairman, the Lead Independent Director, the non-management directors as a group or an individual director. Each communication received by the Secretary will be forwarded to the intended recipients subject to compliance with the existing instructions from the Board concerning the treatment of inappropriate communications. Such communications may be made confidentially or anonymously. The Company reserves the right to filter out improper or irrelevant communications such as solicitations, advertisements, spam, surveys, junk mail, mass mailings, resumes and other forms of job inquiries. If the Board modifies this process, the revised process will be posted on the Company’s website.

FRANKLIN BSP REALTY TRUST	25	2023 PROXY STATEMENT

EXECUTIVE OFFICERS

The following table presents certain information as of the date of this proxy statement concerning each of our executive officers serving in such capacity:

Name	Age	Position(s)
Richard J. Byrne	62	Chairman of the Board of Directors and Chief Executive Officer
Michael Comparato	46	President
Jerome S. Baglien	46	Chief Financial Officer, Chief Operating Officer and Treasurer

Richard J. Byrne

Please see “Business Experience of Nominees” above for biographical information about Mr. Byrne.

Michael Comparato

Michael Comparato has served as President of the Company since March 2023. He is a Managing Director and Head of Commercial Real Estate for the Advisor. Since the Advisor took over the role of external manager of the Company, Mr. Comparato has played a leading role for the Advisor in fulfilling its duties under the Advisory Agreement, including overseeing loan originations and other investments. Prior to joining the Advisor in 2015, Mr. Comparato was Head of U.S. Equity Investments at Ladder Capital Corp., where he led Ladder’s largest team that actively originated CMBS loans, structured/balance sheet loans, mezzanine loans and acquired strategic assets for the firm. Prior to joining Ladder, Mr. Comparato was President of BankAtlantic Commercial Mortgage Capital (BACMC), the CMBS affiliate of BankAtlantic, where he was responsible for managing all day-to-day operations. Mr. Comparato also previously ran Compson Holding Corporation, which made various equity investments in multiple different commercial real estate assets and publicly traded REITs. Mr. Comparato received a Bachelor of Science, Summa Cum Laude, from Babson College.

Jerome S. Baglien

Jerome S. Baglien has served as Chief Financial Officer and Treasurer of the Company since September 2016, and as Chief Operating Officer of the Company since December 2021. Mr. Baglien is a Managing Director and Chief Financial Officer of Real Estate of the Advisor. Prior to joining the Advisor in 2016, Mr. Baglien was director of fund finance for GTIS Partners LP (“GTIS”), where he oversaw all finance and operations for GTIS funds. Previously, he was an accounting manager at iStar Inc. with oversight of loans and special investments. Mr. Baglien received a Masters of Business Administration from Kellstadt Graduate School of Business at DePaul University and a Bachelor of Science in Accounting from the University of Oregon.

FRANKLIN BSP REALTY TRUST	26	2023 PROXY STATEMENT

COMPENSATION COMMITTEE REPORT

The Compensation Committee has furnished the following report. The information contained in this “Compensation Committee Report” is not to be deemed “soliciting material” or “filed” with the SEC, nor is such information to be incorporated by reference into any future filings under the Securities Act of 1933, as amended, or the Exchange Act except to the extent that we specifically incorporate it by reference into such filings.

Our Compensation Committee has reviewed and discussed with management the “Compensation Discussion and Analysis” disclosed in this proxy statement as required by Item 402(b) of Regulation S-K of the Exchange Act.

Based on such review and discussions, our Compensation Committee recommended to our Board of Directors that the “Compensation Discussion and Analysis” be included in this proxy statement.

Compensation Committee

Jamie Handwerker (Chair)

Pat Augustine

Gary Keiser

Peter J. McDonough

Buford H. Ortale

Elizabeth K. Tuppeny

FRANKLIN BSP REALTY TRUST	27	2023 PROXY STATEMENT

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

This Compensation Discussion and Analysis describes our compensation program, objectives and policies for our “Named Executive Officers” or NEOs (as such term is defined in Item 402(a) of Regulation S-K of the Exchange Act) for the year ended December 31, 2022. Our NEOs for 2022 were: Richard J. Byrne, Chief Executive Officer and Jerome S. Baglien, Chief Financial Officer, Chief Operating Officer and Treasurer. Mr. Comparato was not an NEO in 2022 as he was appointed as a non-employee executive officer in March 2023.

2022 Executive Officer Compensation

We currently have no employees. Our Advisor, through its employees and employees of its affiliates, performs our day-to-day management functions. Our non-employee executive officers in 2022, Messrs. Byrne and Baglien, are each employees of our Advisor and are compensated by the Advisor. We have provided information available to us regarding the Advisor’s compensation practices with respect to our NEOs.

Prior to 2022, we did not provide any compensation to our NEOs. In 2022, while we did not pay any cash compensation to our NEOs or employees of the Advisor, our Compensation Committee approved equity awards to certain employees of the Advisor and its affiliates, including our NEOs, pursuant to the Company’s 2021 Equity Incentive Plan. Since 2022 was the first year we paid executive compensation to our NEO’s, we are for the first time including this “Compensation Discussion and Analysis” section and the related compensation tables that follow. In addition, in accordance with SEC rules, we are requesting a non-binding stockholder advisory vote on the compensation of our NEOs (Proposal 4) and a non-binding stockholder advisory vote on the frequency of future stockholder advisory votes on NEO compensation (Proposal 5).

The Company’s Equity Compensation Practices

The Board has delegated its administrative responsibilities under our 2021 Equity Incentive Plan to the Compensation Committee. Pursuant to our 2021 Equity Incentive Plan, the Compensation Committee may, from time to time, grant awards consisting of restricted shares of our Common Stock, restricted stock units and/or other equity-based awards to qualified directors, officers, advisors, consultants, and other personnel, including the NEOs. These equity-based awards are generally subject to time-based vesting requirements. In granting equity awards the Compensation Committee intends to create incentives to improve long-term Company performance and create retention incentives for award recipients, each of which we believe further align the interests of the awardees with our stockholders. When issuing equity-based awards, the Compensation Committee considers numerous factors including Company financial and operational performance and peer compensation practices.

Role of Compensation Consultant

The Compensation Committee engaged F.W. Cook as its independent compensation consultant to assist the Compensation Committee in developing and evaluating the framework for issuing long-term equity-based awards to our NEOs and other personnel of our Advisor. At the time of F.W. Cook’s engagement, the Compensation Committee reviewed F.W. Cook’s independence and determined that F.W. Cook’s work for the Compensation Committee did not raise any conflict of interest pursuant to applicable SEC and NYSE rules. F.W. Cook met with the Compensation Committee on several occasions in 2022 to advise on pay methodologies, award terms, peer practices and other compensation considerations.

Role of Management

The Compensation Committee is responsible for approving compensation for our NEOs, which as noted above, is currently limited to annual equity awards. The Compensation Committee considers the recommendations of the Company’s Chief Executive Officer, Mr. Byrne, with respect to grants made to other NEOs and with respect to the size of the pool of awards allocated to the employees of the Advisor and its affiliates who provide services to the Company under the Advisory Agreement.

FRANKLIN BSP REALTY TRUST	28	2023 PROXY STATEMENT

2022 Equity Grants

On January 27, 2022, the Compensation Committee approved the grant of an aggregate amount of 492,107 restricted stock units to employees of the Advisor and its affiliates who provide services to the Company under the Advisory Agreement. The aggregate amount approved included a grant of 81,198 restricted stock units to Mr. Byrne and 59,053 restricted stock units to Mr. Baglien. The restricted stock units, which were granted under the Company’s 2021 Equity Incentive Plan, vest in equal annual installments beginning on the anniversary of the date of grant over a period of three years subject to continuing service. To the extent that ordinary cash dividends are paid to holders of shares of our Common Stock, outstanding restricted stock units are entitled to a corresponding cash dividend equivalent payment.

In determining the equity-based awards for 2022, the Compensation Committee did not apply any fixed metrics. Rather, the Compensation Committee took into consideration a range of factors, including financial performance measures such as absolute and relative total shareholder return and economic return, and operational performance measures such as our origination volumes and efforts to transition the assets acquired in the merger with Capstead Mortgage Corporation merger into our traditional business lines, as well as the performance of each of our NEOs.

Our Advisor’s Compensation of Our NEOs

Our Advisor is an investment advisor registered with the SEC that is a wholly-owned subsidiary of Franklin Resources, Inc. The Advisor manages our affairs on a day-to-day basis and receives fees and expense reimbursements pursuant to the terms of the Advisory Agreement. As of March 1, 2023, the Advisor had 405 employees. Mr. Byrne, who serves as our Chief Executive Officer, also serves as President of the Advisor. Mr. Baglien, who serves as our Chief Operating Officer and Chief Financial Officer, also serves in the same capacity for the real estate division of the Advisor.

The Advisory Agreement does not require our non-employee executive officers to dedicate a specific amount of time to fulfilling our Advisor’s obligations to us under the Advisory Agreement and does not require a specified amount or percentage of the fees paid to the Advisor to be allocated to our NEOs. Our Advisor does not compensate its employees specifically for such services because these individuals also provide investment management and other services to other investment vehicles that are sponsored, managed or advised by the Advisor and its affiliates. As a result, our Advisor has informed us that it cannot identify the portion of the compensation awarded to our NEOs by our Advisor that relates solely to their services to us. Accordingly, we are unable to provide complete compensation information for any of our NEOs, as the total compensation of our NEOs reflects the performance of all the Advisor’s investment vehicles for which these individuals provide services, including, but not limited to, us.

Our Advisor determines the compensation it pays and benefits it offers to its employees that also serve as our executive officers and we do not have any role in those decisions. We do not have employment agreements with our executive officers, we do not provide pension or retirement benefits, perquisites or other personal benefits to our executive officers and we do not have arrangements to make payments to our executive officers upon their termination or in the event of a change in control of the Company.

Our Advisor and its affiliates compensate their employees, including our NEOs, in accordance with the Advisor’s compensation policies and practices. The compensation of senior employees at the Advisor, including our NEOs, consists of all or substantially all of the following components: a fixed annual base salary and several variable performance-based compensation elements including: (i) an annual cash bonus payment based on the performance of the Advisor and of the NEO, (ii) an allocation of carried interest, the payment of which is based on the performance of investment funds managed by the Advisor, (iii) equity awards representing shares of Franklin Resources, Inc. common stock, and (iv) various employee benefit plans and programs. For 2022, our NEOs’ compensation paid by the Advisor, in the aggregate, was apportioned 14% to fixed compensation and 86% to variable performance-based compensation. Our Advisor did not utilize any fixed performance metrics to determine the amount of variable compensation payable to our NEOs in 2022, but rather considered a range of various factors, including but not limited to the performance of the NEOs, the performance of the applicable business functions for which the NEOs are primarily responsible, the performance of our Common Stock, market conditions, growth in our business and the credit quality of our investment portfolio.

Executive Officer Stock Ownership Policy

In November 2022, the Nominating and Corporate Governance Committee adopted stock ownership guidelines applicable to the Company’s executive officers in order to further align the long-term interests of our executive officers with those of our stockholders. In each case, Common Stock owned directly and indirectly (if the participant has an economic interest in the shares), and shares underlying unvested time-based restricted stock and/or restricted stock units count towards satisfaction of the ownership requirements.

FRANKLIN BSP REALTY TRUST	29	2023 PROXY STATEMENT

Under the guidelines, the Chief Executive Officer of the Company is expected to own a number of shares of the Company’s Common Stock equal to at least three times the average number of shares granted to the Chief Executive Officer through annual equity awards over the prior three years, and the other executive officers of the Company should each have an ownership in the Company’s Common Stock equal to at least two times the average number of shares granted to such executive officer through annual equity awards over the prior three years. In each case, the grant amounts shall be reduced by the number of shares withheld or sold to cover withholding or other taxes associated with the award, and may be adjusted for stock splits, stock distributions, combinations and similar events. These multiples must be achieved by the later of the third anniversary of the adoption of these guidelines or three years from the date of appointment.

As of December 31, 2022, all of the Company’s executive officers were in compliance with the stock ownership requirements or were on track to meet the ownership requirements within the requisite time period.

Summary Compensation Table

For the year ended December 31, 2022, we did not provide any of our NEOs with any cash compensation, bonuses, or any other compensation (such as perquisites or employee benefits) besides the restricted stock units granted under our 2021 Equity Incentive Plan. The following table sets forth the annual compensation of our NEOs for the year ended December 31, 2022. We did not pay any compensation to our NEOs in 2020 and 2021.

Name and Principal Position	Year ($)	Salary(1) ($)	Bonus(1) ($)	Stock Awards(2) ($)	Non-Equity Incentive Plan Compensation(1) ($)	All Other Compensation(1) ($)	Total ($)
Richard J. Byrne Chief Executive Officer	2022	—	—	$1,164,379	—	—	$1,164,379
Jerome S. Baglien Chief Financial Officer, Chief Operating Officer and Treasurer	2022	—	—	$846,820	—	—	$846,820

(1)	The NEOs are employees of the Advisor and are not paid cash compensation by us.
(2)

The amounts reported in the “Stock Awards” column represent the aggregate grant date fair value of awards of restricted stock units calculated under the Financial Accounting Standard Board’s Accounting Codification Topic 718, or ASC Topic 718. Under ASC Topic 718, the grant date fair value is calculated using the closing market price of our Common Stock on the date of grant.

Grants of Plan-Based Awards in 2022

The following table provides information regarding restricted stock unit awards granted to our NEOs under the 2021 Equity Incentive Plan during the year ended December 31, 2022.

Name	Grant Date	All Other Stock Awards: Number of Shares of Stock or Units(1)	Grant Date Fair Value of Stock and Option Awards(2)
Richard J. Byrne	1/27/2022	81,198	$1,164,379
Jerome S. Baglien	1/27/2022	59,053	$846,820

(1)	Each grant vests in equal annual installments beginning on the anniversary of the date of grant over a period of three years subject to continuing service.
(2)

Represents the grant date fair value of restricted stock units granted in 2022 computed in accordance with ASC Topic 718. The grant date fair value is calculated using the closing market price of our Common Stock on the date of grant.

FRANKLIN BSP REALTY TRUST	30	2023 PROXY STATEMENT

Outstanding Equity Awards at December 31, 2022

The following table provides information regarding outstanding equity awards held by each of our NEOs as of December 31, 2022.

	Grant Date	Number of Shares or Units of Stock That Have Not Vested(1) (#)	Market Value of Shares or Units of Stock That Have Not Vested(2) ($)
Richard J. Byrne	1/27/2022	81,198	1,047,454
Jerome S. Baglien	1/27/2022	59,053	761,784

(1)	Each grant vests in equal annual installments beginning on the anniversary of the date of grant over a period of three years subject to continuing service.
(2)	The amount reported in this column is based on a closing price of $12.90 per share of our Common Stock on December 30, 2022.

Option Exercises and Stock Vested in 2022

There were no option exercises or vesting of equity awards for our NEOs in 2022.

Potential Payments Upon Termination or Change in Control

Since our NEOs are employees of our Advisor, we generally do not have any obligation to make any payments to any of our NEOs upon a termination of employment or upon a change in control. However, pursuant to the restricted stock unit award agreements that we entered into with our named executive officers in 2022, our named executive officers are entitled to vest in such awards in the event of a qualifying termination pursuant to the NEOs’ death or disability, or in certain circumstances in connection with a change of control of the Company. The following table describes the restricted stock unit vesting values that would be received by our named executive officers under various scenarios upon termination of employment or a change in control of the Company, calculated as if the separation event occurred on December 31, 2022.

	Termination(1)(2) ($)	Death/Disability(2)(3) ($)	Change of Control(2)(4) ($)
Richard J. Byrne	—	1,047,454	1,047,454
Jerome S. Baglien	—	761,784	761,784

(1)

Generally, except as described in footnotes (3) and (4), all unvested restricted stock units would be forfeited in the event of the NEO’s termination of service to the Company for any reason, whether for cause or without cause, for good reason or in the event of the NEO’s retirement, and including in the event of a termination of the Advisor.

(2)	Assumed stock values are calculated at $12.90 per share, the closing price of our Common Stock on December 30, 2022.
(3)

In the event that the NEO’s service is terminated due to his or her death or disability, then all unvested restricted stock units will be immediately fully vested as of the date of the termination of service.

(4)

Under the terms of 2021 Equity Incentive Plan, upon a change of control (as defined in the Plan) in which awards are not assumed, all restricted stock units will be fully vested. The Plan contains additional provisions in the event of a transaction in which awards are assumed. The amounts shown in this column assume that the awards are not assumed in the transaction and therefore are accelerated.

FRANKLIN BSP REALTY TRUST	31	2023 PROXY STATEMENT

Pay Versus Performance Table
The following table sets forth information concerning the compensation paid to our Chief Executive Officer and to our Chief Operating Officer and Chief Financial Officer (who is our only other NEO) compared to Company performance for the years ended December 31, 2022. We have not presented information for years prior to 2022 because we did not pay our executive officers in any year prior to 2022.

Year	Summary Compensation Table Total Pay for CEO (1)(2)	CAP to CEO (3)	Average Summary Compensation Table Total Pay for Other NEOs (1)(2)	Average CAP to Other NEOs (3)	Value of Initial Fixed $100 Investment Based on:		GAAP Net Income (Loss) (5)	Distributable Earnings (6)
					TSR (4)	Peer Group TSR (4)
2022	$1,164,379	$1,128,652	$846,820	$820,837	$85.93	$71.69	$14,215	$116,076

(1)
Our CEO during 2022 is Richard J. Byrne. References to “Other NEOs” in this section refer to Jerome S. Baglien, our Chief Operating Officer, Chief Financial Officer and Treasurer, who is our only other NEO.

(2)
The values reflected in this column reflect the “Total” compensation set forth in the Summary Compensation Table (“SCT”) on page 30. See the footnotes to the SCT for further detail regarding the amounts in this column.

(3)
Compensation actually paid (“CAP”) is defined by the SEC and is computed in accordance with SEC rules by subtracting the amounts in the “Stock Awards” column of the SCT for each year from the “Total” column of the SCT and then: (i) adding the fair value as of the end of the reported year of all awards granted during the reporting year that are outstanding and unvested as of the end of the reporting year; (ii) adding the amount equal to the change as of the end of the reporting year (from the end of the prior year) in fair value (whether positive or negative) of any awards granted in any prior year that are outstanding and unvested as of the end of the reporting year; (iii) adding, for awards that are granted and vest in the reporting year, the fair value as of the vesting date; (iv) adding the amount equal to the change as of the vesting date (from the end of the prior fiscal year) in fair value (whether positive or negative) of any awards granted in any prior year for which all applicable vesting conditions were satisfied at the end of or during the reporting year; (v) subtracting, for any awards granted in any prior year that are forfeited during the reporting year, the amount equal to the fair value at the end of the prior year; and (vi) adding the value of any dividends (or dividend equivalents) paid in the reporting year on unvested equity awards and the value of accrued dividends (or dividend equivalents) paid on performance awards that vested in the reporting year. The following tables reflect the adjustments made to SCT total compensation to compute CAP for our CEO and average CAP for our other NEOs.

CEO

	SCT Total Comp	Minus SCT Equity Awards	Plus Value of New Unvested Awards	Plus Dividends on Unvested Awards	Equals CAP
2022	$1,164,379	$1,164,379	$1,042,176	$86,476	$1,128,652

Other NEOs (Average)

	SCT Total Comp	Minus SCT Equity Awards	Plus Value of New Unvested Awards	Plus Dividends on Unvested Awards	Equals CAP
2022	$846,820	$846,820	$757,945	$62,892	$820,837

(4)
Reflects the cumulative TSR of the Company and the Bloomberg REIT Mortgage Index from October 19, 2021 (the date our Common Stock began trading on the NYSE) to December 31, 2022, assuming a $100 investment at the closing price on October 19, 2021 and the reinvestment of all dividends.

(5)	Amounts in thousands.
(6)	Please refer to our Form 10-K for the year ended December 31, 2022 for a discussion of Distributable Earnings and a description of how it is calculated.
Relationship of SEC CAP to Performance
As discussed in the “Compensation Discussion and Analysis” section above, when issuing equity-based awards, the Compensation Committee considers numerous factors including Company financial and operational performance and peer compensation practices. Thus the Company’s absolute and relative TSR, GAAP net income and Distributable Earnings

FRANKLIN BSP REALTY TRUST	32	2023 PROXY STATEMENT

are generally considered in determining annual grants. Restricted stock unit grants are subject to three-year time vesting. During the period the awards are unvested, the value of the awards will change based on changes in our st ock
price and grantees will benefit from dividend equivalents paid on such awards. The value of unvested awards are not directly impacted by changes in our GAAP net income or Distributable Earnings.
Financial Performance Measures
The most important financial performance measures used by the Company in setting pay-for-performance
compensation for the most recently completed fiscal year are described in the table below. The manner in which these measures, together with certain non-financial
performance measures, determine the amounts of incentive compensation paid to our NEOs is described above in the “Compensation Discussion and Analysis” section.

Significant Financial Performance Measures
Distributable Earnings
Stockholder economic returns (defined as changes in GAAP book value per share plus dividends paid)
Relative TSR
Company TSR

FRANKLIN BSP REALTY TRUST	33	2023 PROXY STATEMENT

Pay Ratio Disclosure

SEC rules requiring publicly-traded companies to disclose the ratio of their Chief Executive Officer’s compensation to that of their median employee do not apply to us as we do not have any employees.

FRANKLIN BSP REALTY TRUST	34	2023 PROXY STATEMENT

STOCK OWNERSHIP BY DIRECTORS, OFFICERS AND CERTAIN STOCKHOLDERS

The following table sets forth information regarding the beneficial ownership of our Common Stock including shares which may be acquired by such persons within 60 days, by:

•	each of our executive officers and directors; and

•	all of our executive officers and directors as a group.

The percentage ownership of Common Stock set forth below is based on 82,572,550 shares of Common Stock outstanding as of April 1, 2023. Restricted stock units held by our executive officers are not included for purposes of this calculation as they do not carry voting rights and the shares underlying such restricted stock units are not acquirable by our executive officers within 60 days of April 1, 2023.

Beneficial Owner(1)	Number of Shares of Common Stock Beneficially Owned		Percent of Class
Pat Augustine	11,142	(2)	*
Jerome S. Baglien	15,093		*
Richard J. Byrne	158,172		*
Michael Comparato	139,793		*
Joe Dumars	-		-
Jamie Handwerker	22,359	(2)	*
Gary Keiser	36,676	(2)	*
Peter J. McDonough	22,341	(2)	*
Buford H. Ortale	35,766	(2)(3)	*
Elizabeth K. Tuppeny	24,822	(2)	*
All directors and executive officers as a group (10 persons)	466,164	(4)	*

*	Less than 1%
(1)	The business address of each individual or entity listed in the table is 1345 Avenue of the Americas, Suite 32A, New York, New York 10105.
(2)	Includes 3,489 unvested restricted shares scheduled to vest on May 31, 2023.
(3)

Includes 3,000 shares held by Sewanee Vero LLC, a family trust of which Mr. Ortale’s spouse is trustee, and 10,000 shares held by the Ortale Family Foundation, a charitable foundation over which Mr. Ortale is trustee.

(4)	Includes 20,934 unvested restricted shares scheduled to vest on May 31, 2023.

FRANKLIN BSP REALTY TRUST	35	2023 PROXY STATEMENT

The following table sets forth information regarding the beneficial ownership of Common Stock and Series H Preferred Stock (collectively, the “Voting Preferred Stock”), which votes as a single class with Common Stock on an as-converted basis, in each case including shares which may be acquired by such persons within 60 days, by each person known by us to be the beneficial owner of more than 5% of the outstanding shares of Common Stock or Voting Preferred Stock.

Beneficial Owner	Number of Shares of Common Stock Beneficially Owned	Percent of Class	Number of Shares of Series H Preferred Stock Beneficially Owned	Percent of Class
BlackRock, Inc.(1)	14,344,712	17.4%
The Vanguard Group(2)	9,175,716	11.1%
Security Benefit Life Insurance Company(4)	-	-	17,950	100%

*	Less than 1%
(1)

This information is based on a Schedule 13G/A filed with the SEC on February 1, 2023, by BlackRock, Inc. (“Blackrock”). Blackrock reported that it has sole voting power with respect to 14,194,902 shares, shared voting power with respect to 0 shares, sole dispositive power with respect to 14,344,712 shares and shared dispositive power with respect to 0 shares. The address of BlackRock, Inc. is 55 East 52nd Street, New York, NY 10055.

(2)

This information is based on a Schedule 13G/A filed with the SEC on February 9, 2023 by The Vanguard Group (“Vanguard”). Vanguard reported that it has sole voting power with respect to 0 shares, shared voting power with respect to 62,445 shares, sole dispositive power with respect to 9,043,072 shares and shared dispositive power with respect to 132,644 shares. The address of Vanguard is 100 Vanguard Blvd. Malvern, PA 19355.

(3)	The business address of Security Benefit Life Insurance Company is One SW Security Benefit Place, Topeka, KS 66636.

FRANKLIN BSP REALTY TRUST	36	2023 PROXY STATEMENT

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Executive Officers

Richard J. Byrne, our Chief Executive Officer, is the president of our Advisor. Michael Comparato, our President, is a Managing Director and Head of Commercial Real Estate for the Advisor. Jerome S. Baglien, our Chief Financial Officer, Chief Operating Officer and Treasurer, is the chief financial officer of the Advisor’s commercial real estate group. Our Advisor is an affiliate of Franklin Templeton.

Advisor

The Advisor manages our day to day operations pursuant to the Amended and Restated Advisory Agreement, dated January 19, 2018, as amended August 18, 2021 (the “Advisory Agreement”). Our Advisor is responsible for identifying, originating, acquiring and asset managing investments on our behalf. Under the Advisory Agreement, the Advisor is entitled to an asset management fee equal to one and one-half percent (1.5%) of Equity (as defined in the Advisory Agreement) and an annual subordinated performance fee equal to fifteen percent (15%) of the Total Return (as defined in the Advisory Agreement) over a six percent (6%) per annum hurdle, subject to certain limitations. The Company or the Operating Partnership continues to pay directly or reimburse the Advisor for all the expenses paid or actually incurred by the Advisor in connection with the services it provides to the Company and the Operating Partnership pursuant to the Advisory Agreement, subject to certain limitations.

For the year ended December 31, 2022, pursuant to the terms of the Amended Advisory Agreement, the Company paid total asset management and subordinated performance fees of $34.8 million, acquisition expenses of approximately $1.4 million, reimbursements for administrative expenses and personnel costs of approximately $8.4 million, and other related party expenses, primarily related to reimbursable costs incurred for the increase in loan origination activities, of approximately $0.4 million.

Indemnification Agreements

We have entered into an indemnification agreement with each of our directors and officers providing for indemnification of such directors and officers consistent with the provisions of our Charter. No amounts have been paid by us pursuant to these indemnification agreements.

Preferred Stock Exchange

On June 21, 2022, the Company and Security Benefit Life Insurance Company (“SBL”), the sole holder of the shares of the Company’s Series D Convertible Preferred Stock (the “Series D Preferred Stock”), entered into an Exchange Agreement (the “Exchange Agreement”), pursuant to which SBL agreed to exchange all 17,949 shares of the Series D Preferred Stock owned by the Holder and its affiliates into an equal amount of newly issued shares of the Company’s new series of Series H Preferred Stock. The settlement of the exchange of the shares contemplated by the Exchange Agreement was completed on June 24, 2022.

The exchange of the shares was undertaken to accommodate SBL’s request to extend the mandatory conversion date set forth in the terms of the Series D Preferred Stock, which was set to occur on October 19, 2022, to January 19, 2023. The Company received no consideration for the exchange.

In addition, on January 19, 2023, the Company and SBL agreed to extend the mandatory conversion date for the Series H Preferred Stock, which was set to occur on January 19, 2023, to January 19, 2024. In addition, the Series H Preferred Stock was amended such that SBL has the right to convert up to 4,487 shares of Series H Preferred Stock one time in each calendar month through December 2023, upon 10 business days’ advance notice to the Company.

FRANKLIN BSP REALTY TRUST	37	2023 PROXY STATEMENT

The Company received no consideration for the amendment, except that SBL agreed to reimburse the Company for the expense of maintaining a rating for the Series H Preferred Stock instrument from a ratings agency.

Certain Conflict Resolution Procedures

Every transaction that we enter into with our Advisor or its affiliates will be subject to an inherent conflict of interest. Our Board of Directors may encounter conflicts of interest in enforcing our rights against any affiliate in the event of a default by or disagreement with an affiliate or in invoking powers, rights or options pursuant to any agreement between us and our Advisor or any of its affiliates.

In order to reduce or eliminate certain potential conflicts of interest, our Nominating and Corporate Governance Committee charter contains a number of requirements, including that:

•	the committee shall review and evaluate the terms and conditions of, and determine the advisability of, any related party transaction;

•

unless the Board appoints a special committee of independent directors to negotiate any related party transaction, the committee shall negotiate the terms and conditions of any related party transaction and, if the committee deems appropriate but subject to the limitations of applicable law, shall recommend to the Board the execution and delivery of documents in connection with any related party transaction on behalf of the Company;

•	the committee shall determine whether any related party transaction is fair to, and in the best interest of the Company;

•	the committee shall recommend to the Board what action, if any, should be taken by the Board with respect to any related party transaction pursuant to the Company’s Charter;

•	the committee shall review, evaluate and approve of any potential conflicts brought to its attention and shall report the results of its consideration of any such conflict to the Board; and

•

the committee shall review, on a quarterly basis, the services provided by the Advisor, the reasonableness of the Advisor’s or its affiliates’ fees and expenses, the reasonableness of the Company’s expenses and the allocation of expenses among the Company and its affiliates and among accounting categories, and report its findings to the Board.

These responsibilities have also been codified in the Related Party Transactions Policy adopted by our Nominating and Corporate Governance Committee. Pursuant to the Related Party Transactions Policy, all related party transactions (as defined by Item 404(a) of Regulation S-K) must be approved by either the Nominating and Corporate Governance Committee or a majority of the disinterested members of the Board. As a general rule, any director who has a direct or indirect material interest in such related party transaction should not participate in the Nominating and Corporate Governance Committee or Board action regarding whether to approve the transaction. Any payment of fees and reimbursements to the Advisor pursuant to and in accordance with the Advisory Agreement are deemed to have been approved in accordance with the Related Party Transactions Policy.

Our independent directors have determined that all our transactions and relationships with our Advisor and their respective affiliates during the year ended December 31, 2022 were fair and were approved in accordance with the applicable Company policies.

FRANKLIN BSP REALTY TRUST	38	2023 PROXY STATEMENT

AUDIT COMMITTEE REPORT

The Audit Committee of the Board of Directors has furnished the following report on its activities during the fiscal year ended December 31, 2022. The report is not deemed to be “soliciting material” or “filed” with the SEC or subject to the SEC’s proxy rules or to the liabilities of Section 18 of the Exchange Act, and the report shall not be deemed to be incorporated by reference into any prior or subsequent filing under the Securities Act of 1933, as amended, or the Exchange Act except to the extent that the Company specifically incorporates it by reference into any such filing.

To the Directors of Franklin BSP Realty Trust, Inc.:

We have reviewed and discussed with management Franklin BSP Realty Trust, Inc.’s audited financial statements as of and for the year ended December 31, 2022, including the critical audit matters arising from the current period audit of Company’s financial statements set forth therein.

We have discussed with the independent auditors the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) and the SEC.

We have received the written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the PCAOB regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence, and have discussed with the independent accountant the independent registered public accounting firm’s independence.

The Audit Committee discussed with the independent auditors the overall scope and plans for the audit. The Audit Committee meets periodically with the independent auditors, with and without management present, to discuss the results of their examinations, their evaluations of our internal controls, and the overall quality of our financial reporting.

Based on the reviews and discussions referred to above, we recommend to the Board of Directors that the financial statements referred to above be included in Franklin BSP Realty Trust, Inc.’s Annual Report on Form 10-K for the year ended December 31, 2022.

Audit Committee

Buford H. Ortale (Chair)

Joe Dumars

Jamie Handwerker

Gary Keiser

Peter J. McDonough

Elizabeth K. Tuppeny

FRANKLIN BSP REALTY TRUST	39	2023 PROXY STATEMENT

PROPOSAL NO. 2—APPROVAL OF AN AMENDMENT TO OUR CHARTER TO ELIMINATE SUPERMAJORITY VOTING REQUIREMENTS

Summary of Proposal

The third sentence of Section 6.2 of our Charter currently provides that the approval of not less than two-thirds of the shares then outstanding and entitled to vote is required to approve the removal of one or more of our directors for cause.

Article XI of our Charter currently provides that stockholder approval of an amendment to the Charter requires the approval of a majority of the shares then outstanding and entitled to vote thereon, except for an amendment to the third sentence of Section 6.2 or to Article XI of our Charter, which, in each case, requires the approval of not less than two-thirds of the shares then outstanding and entitled to vote.

Our Board believes that these supermajority voting requirements are no longer consistent with governance best practices and, accordingly, believes eliminating them from the Charter is in the best interests of the Company and its stockholders. On February 21, 2023, our Board adopted a resolution approving and declaring advisable a proposal to amend Section 6.2 and Article XI of our Charter to eliminate these supermajority voting requirements.

The effect of this amendment if approved by stockholders will be that stockholder approval to (1) remove our directors for cause, (2) amend the director-removal provision of our Charter, and (3) amend the amendment provision of our Charter, in each case, will only require the approval of a majority of the shares then outstanding and entitled to vote on the matter. The Board will continue to be required to approve and declare advisable any Charter amendment.

If stockholders approve this proposal, the amendment to the Charter will become effective upon the filing of an articles of amendment with the Maryland Department of Assessments and Taxation, which we anticipate doing as soon as practicable following stockholder approval.

Text of Amendment

As proposed to be amended, the text of Section 6.2 and Article XI would read as follows (deletions are indicated by strikeouts, and additions are indicated in bold):

•

SECTION 6.2 RESIGNATION OR REMOVAL. Any Director may resign by delivering notice to the Board, the Chairman of the Board, the chief executive officer or the Secretary. Any notice of resignation shall take effect upon receipt by the Board, the Chairman of the Board, the Chief Executive Officer or the Secretary of such notice or upon any future date specified in the notice. Subject to the rights of holders of one or more classes or series of Preferred Shares, any Director or the entire Board may be removed from office at any time but only for cause, and then only by the affirmative vote of Stockholders entitled to cast at least ~~two-thirds~~ a majority of the votes entitled to be cast generally in the election of Directors. For the purpose of this paragraph, “cause” shall mean, with respect to any particular Director, conviction of a felony or a final judgment of a court of competent jurisdiction holding that such Director caused demonstrable, material harm to the Company through bad faith or active and deliberate dishonesty.

•

ARTICLE XI. AMENDMENTS. The Company reserves the right from time to time to make any amendment to its Charter, now or hereafter authorized by law, including any amendment altering the terms or contract rights, as expressly set forth in the Charter, of any outstanding Shares. All rights and powers conferred by the Charter on Stockholders, Directors and officers are granted subject to this reservation. Except ~~as otherwise provided in the next sentence and except~~ for those amendments permitted to be made without Stockholder approval under Maryland law or by specific provision in the Charter, any amendment to the Charter shall be valid only if declared advisable by the Board and approved by the affirmative vote of Stockholders entitled to cast a majority of all the votes entitled to be cast on the matter. ~~However, any amendment to the third sentence of Section 6.2 hereof or to this section of the Charter shall be valid only if declared advisable by the Board and approved by the affirmative vote of Stockholders entitled to cast at least two-thirds of all votes entitled to be cast on the matter.~~

FRANKLIN BSP REALTY TRUST	40	2023 PROXY STATEMENT

Vote Required and Recommendation

The affirmative vote of the holders of not less than two-thirds of the shares then outstanding and entitled to vote at the Annual Meeting is required to amend our Charter to eliminate these supermajority voting requirements. For purposes of the vote on this proposal, abstentions and broker non-votes will have the effect of a vote “against” the proposal.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF AN AMENDMENT TO OUR CHARTER TO ELIMINATE SUPERMAJORITY VOTING REQUIREMENTS IN THE CHARTER AS DESCRIBED IN THIS PROXY STATEMENT.

FRANKLIN BSP REALTY TRUST	41	2023 PROXY STATEMENT

PROPOSAL NO. 3—RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee of the Board of Directors has selected and appointed EY as our independent registered public accounting firm to audit our consolidated financial statements for the year ending December 31, 2023. EY has been our independent registered public accounting firm since 2017.

Although ratification by stockholders is not required by law or our bylaws, the Audit Committee believes that submission to stockholders of EY’s appointment as the Company’s independent registered public accounting firm for the year ending December 31, 2023 is a matter of good corporate governance. Even if the appointment is ratified, the Audit Committee, in its discretion, may select a different independent registered public accounting firm at any time if the Audit Committee believes that such a change would be in the best interests of the Company and its stockholders. If our stockholders do not ratify the appointment of EY, the Audit Committee will take that fact into consideration, together with such other factors it deems relevant, in determining its next selection of independent registered public accounting firms.

A representative of EY is expected to attend the Annual Meeting with the opportunity to make a statement and/or respond to appropriate questions from stockholders present at the meeting.

The following table shows the fees billed by EY for the years ended December 31, 2022 and December 31, 2021 for each of the following categories of services:

	2022	2021

Audit Fees(1)	$3,600,000	$2,435,000

Audit-Related Fees(2)	$566,528	$911,901

Tax Fees(3)	$854,079	$713,762

All Other Fees	$0	$0

Total	$5,020,607	$4,060,663

(1)

Audit fees relate to audits of the Company’s annual consolidated financial statements and reviews of the Company’s quarterly consolidated financial statements, comfort letters, and consents related to SEC registration statements.

(2)

Audit-Related fees relate to assurance and related services that are traditionally performed by the independent registered public accounting firm and includes due diligence and debt compliance reporting.

(3)

Tax fees primarily relate to preparation of tax returns, assistance with federal and state income tax filing calendar, compliance services, tax planning and modeling services, assistance with tax audits, tax advice related to mergers, and routine on-call tax services concerning issues, as requested by the Company, when such projects are not covered by a separate agreement and do not involve any significant tax planning or projects.

Pre-Approval Policies and Procedures

In accordance with our Audit Committee’s Audit and Non-Audit Services Pre-Approval Policy, all audit and non-audit services performed for us by our independent registered public accounting firm were pre-approved by the Audit Committee of our board of directors, which concluded that the provision of such services by EY was compatible with the maintenance of that firm’s independence in the conduct of its auditing functions.

The Audit and Non-Audit Services Pre-Approval Policy provides for categorical pre-approval of specified audit and permissible non-audit services. Services to be provided by the independent registered public accounting firm that are not within the category of pre-approved services must be approved by the Audit Committee prior to engagement, regardless of the service being requested or the dollar amount involved.

The Audit Committee must provide separate pre-approval of engagements for the performance of audit and non-audit services if (i) the type of service to be provided by the independent auditor has not received pre-approval as specifically set forth in the Audit and Non-Audit Services Pre-Approval Policy or (ii) the performance of such service would cause the aggregate annual fee, as applicable, to exceed the maximum fee level established for such type of service by the Audit Committee; provided that the Audit Committee determines that the provision of such services will not impair the auditors’ independence.

FRANKLIN BSP REALTY TRUST	42	2023 PROXY STATEMENT

The Audit Committee may delegate pre-approval authority to one or more of its members. The member or members to whom such authority is delegated shall report any pre-approval decisions to the Audit Committee at its next scheduled meeting. The Audit Committee does not delegate to management its responsibilities to pre-approve services to be performed by the independent registered public accounting firm.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE YEAR ENDING DECEMBER 31, 2023.

FRANKLIN BSP REALTY TRUST	43	2023 PROXY STATEMENT

CODE OF ETHICS

The Board of Directors maintains a Code of Ethics that is applicable to our directors, officers, our Advisor and employees of the Advisor performing substantial services for the Company. It covers topics including, but not limited to, conflicts of interest, confidentiality of information, full and fair disclosure, reporting of violations and compliance with laws and regulations.

The Code of Ethics is available on the Company’s website at www.fbrtreit.com by clicking on “Governance—Governance Documents.” We intend to disclose on this website any amendment to, or waiver of, any provision of this Code of Ethics applicable to our directors and executive officers that would otherwise be required to be disclosed under the rules of the SEC. You may also obtain a copy of the Code of Ethics by writing to our secretary at: Franklin BSP Realty Trust, Inc., 1345 Avenue of the Americas, Suite 32A, New York, New York 10105, Attention: Micah Goodman, Secretary. A waiver of the Code of Ethics for our Chief Executive Officer may be made only by the Board of Directors or the appropriate committee of the Board and will be promptly disclosed to the extent required by law. A waiver of the Code of Ethics for all other person may be made only by our Chief Executive Officer and shall be discussed with the Board or a committee of the Board as appropriate.

Hedging and Pledging Policy

Per our Insider Trading Policy, our directors and officers are prohibited from engaging in transactions in our securities that are inconsistent with a long-term investment in our Company. Our Insider Trading Policy prohibits the use of prepaid variable forward contracts, equity swaps, collars and exchange funds, put options, call options or other derivative securities, or other transactions which hedge or offset, or are designed to hedge or offset, any decrease in the market value of our securities. Directors and officers of the Company are also prohibited from holding Company securities in a margin account or otherwise pledging Company securities as collateral for a loan, unless pre-approved by the Audit Committee.

FRANKLIN BSP REALTY TRUST	44	2023 PROXY STATEMENT

PROPOSAL NO. 4—ADVISORY VOTE ON THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS

As required by Section 14A(a)(1) of the Exchange Act and related rules of the SEC, the below resolution provides our stockholders an opportunity to approve, on an advisory (non-binding) basis, the compensation of our NEOs as disclosed in this proxy statement pursuant to the SEC’s executive compensation disclosure rules. This proposal, commonly known as the “say-on-pay” proposal and vote, is not intended to address any specific item of compensation, but rather the overall compensation of our NEOs and the philosophy, policies and practices described in this proxy statement.

As described in the “Compensation Discussion and Analysis” section of this proxy statement, we are externally managed and advised by our Advisor pursuant to our Advisory Agreement. Our NEOs are employees of our Advisor, and we have no employees. Because our Advisory Agreement provides that our Advisor is responsible for managing our affairs, our NEOs do not receive any cash compensation from us or any of our subsidiaries for serving as our executive officers. Additionally, we do not have any agreements with any of our NEOs with respect to their cash compensation and do not intend to directly pay any cash compensation to them.

In 2022, we granted for the first time to our NEOs restricted stock units pursuant to our 2021 Equity Incentive Plan, which we believe serve to align the interests of our NEOs and our Advisor with the long-term interests of our stockholders.

We do not determine the compensation payable by our Advisor or any of its affiliates to our NEOs. Our Advisor and its affiliates determines the salaries, bonuses and other wages earned by our NEOs that are paid or granted by our Advisor and its affiliates. Our Advisor and its affiliates also determine whether and to what extent our NEOs will be provided access to employee benefit plans.

This proposal gives our stockholders the opportunity to express their views on the overall compensation of our NEOs provided by us and the philosophy, policies and practices described in this proxy statement. For the reasons discussed above, we are asking our stockholders to indicate their support for the compensation paid by us to our NEOs by voting “FOR” the following resolution at the Annual Meeting:

RESOLVED, that the Company’s stockholders approve, on an advisory basis, the compensation of the named executive officers, as disclosed pursuant to the compensation disclosure rules of the SEC (which disclosure includes the Compensation Discussion and Analysis, compensation tables and any related material disclosed in this proxy statement).

Approval of the proposal requires the affirmative votes of a majority of the votes cast at the Annual Meeting. Abstentions and broker non-votes will count toward the presence of a quorum but are not considered to be votes “cast” and will have no effect on the proposal.

While this say-on-pay vote is advisory and non-binding, the Board of Directors and the Compensation Committee of the Board, which is comprised of independent directors, value the opinions expressed by our stockholders and will consider the outcome of this say-on-pay vote when making future compensation decisions regarding the NEOs. We expect that the next say-on-pay vote will occur at the 2024 annual meeting of stockholders.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THE ADVISORY VOTE ON THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS.

FRANKLIN BSP REALTY TRUST	45	2023 PROXY STATEMENT

PROPOSAL NO. 5—ADVISORY VOTE ON THE FREQUENCY OF FUTURE ADVISORY VOTES ON THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS

In accordance with the requirements of Section 14A of the Exchange Act and the related rules of the SEC, the Company is providing stockholders the opportunity to indicate, on a non-binding, advisory basis, whether future advisory votes on the executive compensation of the Company’s named executive officers (as reflected in Proposal 4 of this proxy statement) should occur every year (the “Say-on-Pay Frequency” vote).

Although the Board recommends holding a say-on-pay vote every year, stockholders have the option to specify one of four choices for this matter on the proxy card: every year, every two years, every three years, or abstain. Stockholders are not voting to approve or disapprove of the Board’s recommendation. This advisory vote on the frequency of future say-on-pay votes is non-binding on the Board. Although non-binding, the Board and the Compensation Committee will carefully review the voting results. Notwithstanding the Board’s recommendation and the outcome of the stockholder vote, the Board may in the future decide to conduct advisory say-on-pay votes on a more or less frequent basis and may vary its practice based on factors such as discussions with stockholders and the adoption of material changes to compensation programs.

Because the Say-on-Pay Frequency proposal provides stockholders with the option to vote to hold a say-on-pay vote once every one, two, or three years, the affirmative vote of a majority of the shares of Common Stock cast at the Annual Meeting may not be reached for any of the frequency options presented. Accordingly, a plurality of the votes cast for the proposal will be considered the stockholders’ preferred frequency for holding a say-on-pay vote. Abstentions and Broker non-votes will not affect the outcome of the vote.

The Company is required to seek a stockholder vote on the frequency of the advisory say-on-pay vote every six years. The next Say-on-Pay Frequency vote is scheduled for 2029.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE “EVERY YEAR” ON THE FREQUENCY OF FUTURE ADVISORY VOTES ON THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS.

FRANKLIN BSP REALTY TRUST	46	2023 PROXY STATEMENT

OTHER MATTERS PRESENTED FOR ACTION AT THE 2023 ANNUAL MEETING

The Board of Directors does not intend to present for consideration at the Annual Meeting any matter other than those specifically set forth in the Notice of Annual Meeting of Stockholders. If any other matter is properly presented for consideration at the meeting, the persons named in the proxy will vote thereon pursuant to the discretionary authority conferred by the proxy.

FRANKLIN BSP REALTY TRUST	47	2023 PROXY STATEMENT

STOCKHOLDER PROPOSALS FOR THE 2024 ANNUAL MEETING

Stockholder Proposals in the Proxy Statement

Rule 14a-8 under the Exchange Act addresses when a company must include a stockholder’s proposal in its proxy statement and identify the proposal in its form of proxy when the Company holds an annual or special meeting of stockholders. Under Rule 14a-8, in order for a stockholder proposal to be considered for inclusion in the proxy statement and proxy card relating to our 2024 annual meeting of stockholders, the proposal must be received at our principal executive offices on or before December 21, 2023. Any proposal received after the applicable time in the previous sentence will be considered untimely. Proposals should be addressed to “Franklin BSP Realty Trust, Inc., 1345 Avenue of the Americas, Suite 32A, New York, NY 10105, Attention: Micah Goodman”, and must conform with Rule 14a-8.

Stockholder Proposals and Nominations for Directors to Be Presented at Meetings

For any proposal that is not submitted for inclusion in our proxy material for an annual meeting but is instead sought to be presented directly at that meeting, Rule 14a-4(c) under the Exchange Act permits our management to exercise discretionary voting authority under proxies it solicits unless we receive timely notice of the proposal in accordance with the procedures set forth in the bylaws. Under the bylaws, for a stockholder proposal to be properly submitted for presentation at our 2024 annual meeting of stockholders, our secretary must receive written notice of the proposal at our principal executive offices during the period beginning on November 21, 2023 and ending at 5:00 p.m. Eastern Time on December 21, 2023. Any proposal received after the applicable time in the previous sentence will be considered untimely. Additionally, a stockholder proposal must contain information specified in the bylaws, including, without limitation:

1.	as to each director nominee,

•	the name, age, business address and residence address of the nominee;

•	the class, series and number of any shares of stock of the Company beneficially owned by the nominee;

•	the date such shares were acquired and the investment intent of such acquisitions;

•

all other information relating to the nominee that is required under Regulation 14A under the Exchange Act to be disclosed in solicitations of proxies for election of directors in an election contest (even if an election contest is not involved) or is otherwise required; and

2.	as to any other business that the stockholder proposes to bring before the meeting,

•	a description of the business to be brought before the meeting;

•	the reasons for proposing such business at the meeting;

•

any material interest in such business that the proposing stockholder (and certain persons, which we refer to as “Stockholder Associated Persons” (as defined below), if any) may have, including any anticipated benefit to the proposing stockholder (and the Stockholder Associated Persons, if any); and

3.

as to the proposing stockholder (and the Stockholder Associated Persons, if any), the class, series and number of all shares of stock of the Company owned by the proposing stockholder (and the Stockholder Associated Persons, if any), and the nominee holder for, and number of, shares owned beneficially but not of record by the proposing stockholder (and the Stockholder Associated Persons, if any); and

4.	as to the proposing stockholder (and the Stockholder Associated Persons, if any) covered by clauses (2) or (3) above,

•	the name and address of the proposing stockholder (and the Stockholder Associated Persons, if any) as they appear on the Company’s stock ledger, and current name and address, if different; and

5.

to the extent known by the proposing stockholder, the name and address of any other stockholder supporting the director nominee or the proposal of other business on the date of the proposing stockholder’s notice.

FRANKLIN BSP REALTY TRUST	48	2023 PROXY STATEMENT

A “Stockholder Associated Person” means (i) any person controlling, directly or indirectly, or acting in concert with, the proposing stockholder, (ii) any beneficial owner of shares of stock of the Company owned by the proposing stockholder and (iii) any person controlling, controlled by or under common control with the Stockholder Associated Person.

All nominations must also comply with the Charter. All proposals should be sent via registered, certified or express mail to our secretary at our principal executive offices at: Franklin BSP Realty Trust, Inc., 1345 Avenue of the Americas, Suite 32A, New York, NY 10105, Attention: Micah Goodman.

In addition to satisfying the foregoing requirements under our bylaws, to comply with the universal proxy rules under the Exchange Act, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than April 1, 2024.

FRANKLIN BSP REALTY TRUST	49	2023 PROXY STATEMENT

Appendix

Distributable Earnings is a non-GAAP measure, which we define as GAAP net income (loss), adjusted for (i) non-cash CLO amortization acceleration and amortization over our expected useful life of our CLOs, (ii) unrealized gains and losses on loans, derivatives and ARMS, including CECL reserves and impairments, (iii) non-cash equity compensation expense, (iv) depreciation and amortization, (v) non-cash incentive fee accruals, (vi) certain other non-cash items, and (vii) impairments of non-financial assets related to the Capstead merger.

We believe that Distributable Earnings provides meaningful information to consider in addition to our GAAP results. We believe Distributable Earnings is a useful financial metric for existing and potential future holders of our Common Stock as historically, overtime, Distributable Earnings has been an indicator of our dividends per share. As a REIT, we generally must distribute annually at least 90% of our net taxable income, subject to certain adjustments, and therefore we believe our dividends are one of the principal reasons stockholders may invest in our Common Stock. Further, Distributable Earnings helps us to evaluate our performance excluding the effects of certain transactions and GAAP adjustments that we believe are not necessarily indicative of our current loan portfolio and operations and is one of the performance metrics we consider when declaring our dividends.

Distributable Earnings does not represent net income (loss) and should not be considered as an alternative to GAAP net income (loss). Our methodology for calculating Distributable Earnings may differ from the methodologies employed by other companies and thus may not be comparable to the Distributable Earnings reported by other companies. Reconciliation of GAAP net income to distributable earnings is included below.

FRANKLIN BSP REALTY TRUST	A-1	2023 PROXY STATEMENT

RECONCILIATION OF GAAP NET INCOME TO DISTRIBUTABLE EARNINGS

(In thousands, except share and per share data)

The following table provides a reconciliation of GAAP net income to Distributable Earnings for the year ended December 31, 2022 (dollars in thousands):

Year Ended December 31,
2022
GAAP Net Income	$14,215
Adjustments:
Depreciation and amortization	5,408
Impairment of Acquired Assets	-
CLO amortization acceleration(1)	(438)
Unrealized (gain)/loss on financial instruments(2)	17,010
Unrealized (gain)/loss - ARMs	43,557
Subordinated performance fee	(8,380)
Non-Cash Compensation Expense	3,485
Increase/(decrease) in provision for credit losses	36,115
Loan Workout Charges(3)	5,104
Impairment losses on real estate owned assets	-
Realized trading and derivatives (gain)/loss on ARMs	21,726

Run Rate Distributable Earnings(4)	$137,802
Realized trading and derivatives gain/(loss) on ARMs	(21,726)

Distributable Earnings	$116,076
7.5% Cumulative Redeemable Preferred Stock, Series E Dividend	$(19,367)
Noncontrolling interests in joint ventures net (income)/loss	216
Depreciation and amortization attributed to noncontrolling interests of joint ventures	(1,415)
Distributable Earnings attributable to stockholders and noncontrolling interests	95,510
Average Common Stock and Common Stock Equivalents	1,456,871
GAAP Net Income/(Loss) ROE	(0.3)%
Run-Rate Distributable Earnings ROE	8.0%
Distributable Earnings ROE	6.6%
GAAP Net Income/(Loss) Per Share, Diluted	$(0.38)
GAAP Net Income/(Loss) Per Share, Fully Converted(5)	$(0.06)
Run-Rate Distributable Earnings Per Share, Fully Converted(5)	$1.31
Distributable Earnings Per Share, Fully Converted(5)	$1.07

(1)

Adjusted for non-cash CLO amortization acceleration to effectively amortize issuance costs of our CLOs over the expected lifetime of the CLOs. We assume our CLOs will be outstanding for four years and amortized the financing costs over four years in our distributable earnings as compared to effective yield methodology in our GAAP earnings.

(2)	Represents unrealized gains and losses on (i) commercial mortgage loans, held for sale, measured at fair value, (ii) other real estate investments, measured at fair value and (iii) derivatives.
(3)	Represents loan workout expenses the Company incurred, which the Company deems likely to be recovered.
(4)	Distributable Earnings before realized trading and derivative gain/loss on residential adjustable-rate mortgage securities (“Run-Rate Distributable Earnings”) (a non-GAAP financial measure).
(5)

Fully Converted assumes conversion of our Series H and Series I Preferred Stock, which by their terms automatically convert to common stock in the future, and the vesting of the Company’s outstanding equity compensation awards.

FRANKLIN BSP REALTY TRUST	A-2	2023 PROXY STATEMENT

 FRANKLIN BSP REALTY TRUST, INC.

 1345 AVENUE OF THE AMERICAS, SUITE 32A

 NEW YORK, NEW YORK 10105

VOTE BY INTERNET

Before The Meeting - Go to www.proxyvote.com/FBRT or scan the QR Barcode above

Use the Internet to transmit your voting instructions and for electronic delivery of information until 11:59 p.m. Eastern Time on May 30, 2023. Follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to www.virtualshareholdermeeting.com/FBRT2023

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions until 11:59 p.m. Eastern Time on May 30, 2023. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V06945-P92101                         KEEP THIS PORTION FOR YOUR RECORDS

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DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

FRANKLIN BSP REALTY TRUST, INC.
The Board of Directors recommends you vote FOR each nominee in Proposal 1, FOR each of Proposals 2, 3 and 4, and EVERY YEAR for Proposal 5:

1.	ELECTION OF DIRECTORS

	Nominees:		For	Against	Abstain

	1a.	Pat Augustine	☐	☐	☐

	1b.	Richard J. Byrne	☐	☐	☐

	1c.	Joe Dumars	☐	☐	☐

	1d.	Jamie Handwerker	☐	☐	☐

	1e.	Peter J. McDonough	☐	☐	☐

	1f.	Buford H. Ortale	☐	☐	☐

	1g.	Elizabeth K. Tuppeny	☐	☐	☐

2.	AMENDMENT TO THE ARTICLES OF AMENDMENT AND RESTATEMENT TO ELIMINATE SUPERMAJORITY VOTING REQUIREMENTS		☐	☐	☐

		For	Against	Abstain

3.	RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR 2023	☐	☐	☐

4.	ADVISORY VOTE ON THE COMPENSATION OF THE COMPANY’S NAMED EXECUTIVE OFFICERS	☐	☐	☐
	Every Year	Every Two Years	Every Three Years	Abstain

5.	ADVISORY VOTE ON THE FREQUENCY OF FUTURE ADVISORY VOTES ON THE COMPENSATION OF THE COMPANY’S NAMED EXECUTIVE OFFICERS ☐	☐	☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:

The Notice and Proxy Statement and Form 10-K are available at www.proxyvote.com/FBRT.

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V06946-P92101

Franklin BSP Realty Trust, Inc.

Annual Meeting of Stockholders

May 31, 2023 11:00 a.m.

This proxy is solicited by the Board of Directors

The undersigned stockholder of Franklin BSP Realty Trust, Inc. (the “Company”), hereby appoints Richard J. Byrne and Micah Goodman, and each of them, as proxies for the undersigned with full power of substitution in each of them, to attend the Annual Meeting of Stockholders of the Company to be held virtually at www.virtualshareholdermeeting.com/FBRT2023 on May 31, 2023, commencing at 11:00 a.m., Eastern Time, and any and all adjournments and postponements thereof, to cast, on behalf of the undersigned, all votes that the undersigned is entitled to cast, and otherwise to represent the undersigned, at such Annual Meeting and all adjournments and postponements thereof, with all power possessed by the undersigned as if personally present and to vote in his discretion on such matters as may properly come before the Annual Meeting. The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and of the accompanying proxy statement, which is hereby incorporated by reference, and revokes any proxy heretofore given with respect to such meeting.

When this proxy is properly executed, the votes entitled to be cast by the undersigned stockholder will be cast in the manner directed on the reverse side. If no direction is made, the votes entitled to be cast by the undersigned stockholder will be cast “FOR” Proposals 1 through 4 and “EVERY YEAR” for Proposal 5. The votes entitled to be cast by the undersigned will be cast in the discretion of the proxy holder on any other matter, including a motion to adjourn or postpone the Annual Meeting to another time or place for the purpose of soliciting additional proxies that may properly come before the Annual Meeting or any adjournment or postponement thereof. At the present time, the Board of Directors knows of no other matters to be presented at the Annual Meeting.

Continued and to be signed on reverse side